                                [Graphic Omitted]

                                 TWEEDY, BROWNE
                                GLOBAL VALUE FUND


                             ----------------------
                                  SEMI-ANNUAL
                             ----------------------
                               SEPTEMBER 30, 1999
                             ----------------------


                               [Graphic Omitted]

                                 TWEEDY, BROWNE
                              AMERICAN VALUE FUND

                           TWEEDY, BROWNE FUND INC.

Investment Manager's Report ...............................................    1

Tweedy, Browne Global Value Fund:
  Portfolio of Investments ................................................   20
  Schedule of Forward Exchange Contracts ..................................   29
  Statement of Assets and Liabilities .....................................   34
  Statement of Operations .................................................   35
  Statements of Changes in Net Assets .....................................   36
  Financial Highlights ....................................................   37
  Notes to Financial Statements ...........................................   38

Tweedy, Browne American Value Fund:
  Portfolio of Investments ................................................   45
  Schedule of Forward Exchange Contracts ..................................   52
  Statement of Assets and Liabilities .....................................   54
  Statement of Operations .................................................   55
  Statements of Changes in Net Assets .....................................   56
  Financial Highlights ....................................................   57
  Notes to Financial Statements ...........................................   58

--------------------------------------------------------------------------------

    This report is for the information of the shareholders of Tweedy, Browne Fund Inc. Its use in connection with any offering of the Company's shares is authorized only in a case of a concurrent or prior delivery of the Company's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by both Funds. Additionally, investing in foreign securities involves economic and political considerations not typically found in U.S. markets, including currency fluctuations, political uncertainty and differences in financial standards. Tweedy, Browne Company LLC is a member of the NASD and is the Distributor of the Company.

--------------------------------------------------------------------------------

TWEEDY, BROWNE FUND INC.

--------------------------------------------------------------------------------
 Investment Manager's Report
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  [Graphic Omitted]
          Chris Browne, John Spears and Will Browne (seated L to R)
                Bob Wyckoff and Tom Shrager (back row L to R)


To Our Shareholders:

    We are pleased to present the semi-annual report for Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund for the six months ended September 30, 1999. Investment results for both the past six months and twelve months present something of a mixed bag. Results of the Global Value Fund have been good on an absolute basis and relative to the relevant stock market indexes. Although the American Value Fund did better than the S&P 500 for the six-month period, it trails the Index by a wide margin over the twelve-month period. Our compounded annual return* for various periods ended September 30, 1999 and that of the indexes to which we compare ourselves is set forth in the following charts:

------------
* Past performance is not a guarantee of future results, and total return and principal value of investments will fluctuate with market changes. Shares, when redeemed, may be worth more or less than their original cost.

---------------------------------------------------------------------------------------------------------------
                                                                                  MORNINGSTAR       MORNINGSTAR
                                                                                     WORLD            FOREIGN
                               TWEEDY, BROWNE            MSCI EAFE(1)             STOCK FUNDS       STOCK FUNDS
                                GLOBAL VALUE         US $          HEDGED         AVERAGE(2)        AVERAGE(3)
---------------------------------------------------------------------------------------------------------------
6 Months                           13.33%             7.04%          5.58%            7.15%            11.04%
---------------------------------------------------------------------------------------------------------------
1 Year                             41.60             30.95          32.70            28.33             31.80
---------------------------------------------------------------------------------------------------------------
3 Years                            20.65             10.43          15.29            12.41             11.25
---------------------------------------------------------------------------------------------------------------
5 Years                            16.72              9.12          13.48            12.03              9.26
---------------------------------------------------------------------------------------------------------------
Since Inception(9)                 16.85              9.57          11.95            12.70             10.79
---------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                           MORNINGSTAR      MORNINGSTAR
                                                                                             MID-CAP         DOMESTIC
                     TWEEDY, BROWNE         S&P              S&P             RUSSELL       VALUE FUNDS      STOCK FUNDS
                     AMERICAN VALUE       500(4)        MID-CAP 400(5)       2000(6)       AVERAGE(7)       AVERAGE(8)
-----------------------------------------------------------------------------------------------------------------------
6 Months                  4.06%             0.36%            4.57%             8.25%           2.23%            4.19%
-----------------------------------------------------------------------------------------------------------------------
1 Year                   16.93             27.79            25.49             19.07           14.07            27.14
-----------------------------------------------------------------------------------------------------------------------
3 Years                  19.24             25.09            17.81              8.70           11.43            15.81
-----------------------------------------------------------------------------------------------------------------------
5 Years                  20.17             25.03            18.59             12.39           14.30            17.89
-----------------------------------------------------------------------------------------------------------------------
Since Inception(9)       17.65             21.64            16.44             11.18           12.62            15.74
-----------------------------------------------------------------------------------------------------------------------
See page 19 for footnotes 1 through 9, which describe the indexes and inception dates of the Funds.

    The results of the Global Value Fund were helped in large measure by our investments in Japan and to a lesser extent in Hong Kong and Singapore. A year ago it was hard to find someone on the international investment scene who had anything nice to say about either Japan or Hong Kong. The economic uncertainties facing both were enough to scare off most investors. However, given our rather myopic approach to investing, whereby we focus on the values offered in individual stocks and not the macro-economic situation, we made fairly significant investments in all of these markets. And although we found many compelling values, this did not prevent many of these stocks from becoming even more undervalued. For example, in March of 1998, we found Shinki Company, a small business and consumer loan company selling at about 10x estimated earnings for its 1999 fiscal year end. On a stock split adjusted basis, the shares were selling for 1,025 Yen, down from a three-year high of 1,750 Yen. Six months later, the stock was at 650 Yen. During the Asian financial crisis of last year, the stock got as low as 280 Yen. Fluctuations of this sort would scare off almost any rational investor. However, nothing fundamental had happened to the business. Actual earnings per share for Shinki's fiscal year ended March 31, 1999 came in higher than expected at 127 Yen. Next year's earnings estimates are for 150 Yen per share. As of September 30, 1999, the market price was 4,640 Yen per share. We had a similar experience with Takefuji Corp., another consumer lender, which was selling for 5,330 Yen when we found it in late 1997 and went as low as 4,600 Yen. At September 30, 1999, the shares closed at 17,730 Yen. (When we found it, the market capitalization of Takefuji was $6 billion, while Shinki was only $370 million. We are not constrained by market cap.) Another example is Mandom Corp., a $260 million market cap company that makes men's hair care products. When we found this company two years ago, the shares were trading at 1,300 Yen with 406 Yen per share of excess cash and rising earnings. Adjusting the price/earnings ratio for the excess cash, the shares were selling for 11x earnings. Again, during the Asian financial crisis, the stock got as low as 730 Yen. As of September 30, 1999, the shares closed at 3,900 Yen.

    The speed with which stock prices rise or fall can be startling. Stock market sentiment is highly fickle and prone to rapid change. Although we suffered unrealized losses on our investments in Japan almost from the time we started buying Japanese stocks up through the end of 1998, we have been amply rewarded this year. If we had not accumulated our positions over a relatively long period of time, we probably would not have managed to "get in" as significantly as we did had we begun the process just after the Japanese stock market started to recover. This is especially true given the number of small and medium cap companies we bought where the values were the most compelling. In late 1997, we discovered Wing Hang Bank, a small Hong Kong bank with a market cap of $680 million at its price then of HK$17.90. In the ensuing year, the stock went as low as HK$6.65 and we bought a reasonably large position at an average cost of HK$12.93. By September 30, 1999 the stock was selling for HK$20.60, less than 10x next year's earnings. In June of 1998, we found Singapore Press Holdings, a monopoly newspaper company with holdings in cable television and cellular phones, selling for a reasonable earnings multiple of 15x at a price of SP$12.90. Again, in the Asian financial crisis of 1998, the shares sank like a lead balloon. We eventually acquired a fairly significant position at an average cost of SP$13.58. As of September 30, 1999, the stock closed at SP$26.80.

    These stocks are representative of many investments we made in Asia, many of which have provided excellent returns, and many of which have not yet done so. However, rather than attempt to determine when an out of favor stock market will return to favor, which we readily acknowledge we cannot do, we try to find cheap stocks that we are comfortable owning even if they get cheaper, or even if some financial crisis occurs such as the "Asian meltdown" of last fall. Finally, the picture in Japan is showing signs of improvement. The Prime Minister, Mr. Keizo Obuchi, seems to have embraced supply side economics by pushing through tax cuts for businesses and individuals, and proposing solutions to Japan's underfunded pension system. With the Nobel Prize in Economics having been recently awarded to a supply side economist, Robert Mundell of Columbia University, Mr. Obuchi may be able to strengthen the case for his reforms.

    Investments in countries along the Pacific Rim total 35.1% of net assets of the Global Value Fund, with Japan accounting for 22.5%. Europe remains the largest area of investment at 45.8% of net assets. European stock markets present another mixed bag of results. Sweden is up substantially and France and the UK are in positive territory. However, most are in negative territory. There are positive structural changes taking place in Europe, which could have a salutary effect on stock markets. The introduction of the Euro, which went more smoothly than most expected, has given rise to a desire for companies to merge across borders. Just as the U.S. economy was highly localized several decades back, the lack of a common currency was an impediment to multi-national expansion in Europe. The level of merger activity in Europe is up substantially, and unfriendly acquisition bids are becoming commonplace on the Continent, which would have been unthinkable a few years back. There is also a movement to standardize securities laws, especially as they relate to takeovers, which can only be positive for shareholders. Although the bad news is that most of Europe is way behind the U.S. in terms of corporate restructuring and consolidation, the good news is that it is beginning and, once underway, it will be impossible to reverse.

    The relative underperformance of the American Value Fund, as compared to the S&P 500, over the past year is the result of having no investments in technology stocks. Despite not owning technology stocks, we have been able to compound the American Value Fund's net asset value at 20.17% annualized over the past 5 years. (See page 2 for historical performance information.) Technology stocks now account for 25% of the S&P 500 Index, up from 10% just five years ago. This is the greatest concentration of the Index in any one industry since the oil stocks accounted for a similar 25% in the early 1980s. On a calendar year basis, through the nine months ended September 30, 1999, the S&P 500 Index would have been down were it not for technology stocks. Again, on a calendar year basis (this being the only time period for which we have data) more than half of the stocks in the S&P 500 are down for the nine months ended September 30, 1999 and more than 35% of them are down more than 10%.

    Some of our stocks are down, too. For example, in April we first considered buying shares of Quorum Health Group, Inc. when the stock was selling for just under $11.00 per share. The company is the largest contract manager of not-for-profit hospitals and owns and operates other hospitals directly. We first noticed the company because of significant insider buying. The chairman, who is highly respected in the hospital management industry, spent tens of millions of dollars buying stock in the open market. Earnings in the current year were expected to decline due to some operational problems at several newly acquired hospitals, but the P/E was still a reasonable 11x after the decline. We estimate the sell out value of the company at $16 to $17 per share based on comparable acquisitions. The stock was also at a modest 1.3x book value. All these facts did not prevent the stock price from declining to a low of $5 5/16 in the ensuing months. We bought a small amount of stock at $12.30 per share and bought more as the price declined. Our current position of approximately 1.5 million shares was acquired at an average price of $9.03 per share. We still think there is significant value here, well in excess of the current price, but unfortunately we have no control over what the stock market thinks for now.

    Some stock market pundits are saying we are in the early-to-middle stages of a bear market, but because of technology stocks, it is not reflected in the indexes. While we have no opinion about whether we are in a bear market or a bull market, the fact that the average stock is lower provides some comfort that stock valuations in general are not excessive. The rise of technology shares is what the industry calls narrowness, and this market is particularly narrow at this stage. According to Dr. Edward Yardeni, chief economist for Deutsche Banc Alex. Brown, only seven stocks account for 15% of the S&P 500 Index. Dr. Yardeni calls these stocks "The Magnificent Seven." They are IBM, Intel, Cisco, Microsoft, Lucent, Dell and America Online. The combined market capitalization of these companies has increased 314% since the end of 1996 through September 30, 1999 while their combined earnings has increased 157%. What this means is that while earnings growth has been substantial, the group of seven stocks has been more than adequately rewarded with a doubling of its price/earnings ratio. Based on trailing earnings, the price/earnings ratio of the group is about 65x. Investment capital always flows disproportionately into whichever group of stocks has performed best in the recent past until valuations get so high that there is no room in their pricing for the disappointments that inevitably occur.

    We are not predicting that these companies' stocks must inevitably tumble (tumble is a softer, less scary word than crash), but we are saying that, from a value investor's perspective, there is not much appeal. A table from Dun's Review, reprinted in Byron Wein's Strategy and Economics column for Morgan Stanley, shows 23 "Glamour Stocks" of 1967-1968, which included seven computer stocks, seven technology stocks, and nine conglomerates. At their peak during that two-year period, the average price/earnings ratio was 103x. By 1970, the average price decline from the peak for these stocks was 88% and individual declines ranged from a low of 80% to a high of 96%. Obviously, in the 1967-1968 period the stock market loved these stocks. They could do no wrong and were expected to continue to grow and reward their shareholders. Predicting the future beyond the inevitability of death and taxes is a risky business.

    Not all value stocks were without some favorable event surprises. We experienced an increase in takeover activity in the stocks we own over the past six months. In February 1999, we bought shares of Republic New York Corp., a bank, for an average cost of $39.00 per share. On May 10, 1999 the company announced it would be acquired by HSBC Corp. for $72.00 per share. Our position in Pinkerton's Inc., with an average cost of $19.20 per share, was acquired for $29.00 per share. Other companies in the portfolio that were acquired or are pending completion of an acquisition are O'Sullivan Corp., O'Sullivan Industries, Pilgrim Capital, Standard Products and Fingerhut Company among others.

    In an ideal world, we would all love to own shares in companies that will continue to grow forever, or maybe for 30 years or so. We are all envious of those individuals who bought Microsoft or Walmart on the day they became public companies. If you hung onto your shares, you have been richly rewarded. However, are Microsoft and Walmart the exception, and will they continue to grow at the rates they have in the past? We recently completed a study of how companies with great ten year records as of December 31, 1990 did in the subsequent seven years. We wanted to see if past performance was predictive of future growth in earnings and intrinsic value. The study addresses whether or not an excellent corporate track record, as measured by a high average return on equity over the past ten years, predicts excellent corporate results in the future. A high average return on equity over a long period of time, such as ten years, conveys information about the nature of a business and suggests that the business has some kind of competitive advantage such as lower costs, uniqueness of products, etc., that has enabled the company to sustain high returns.

    In our study, we ranked all industrial and financial companies in the Compustat database (utilities were excluded) with market capitalizations greater than $100 million on December 31, 1990 on the basis of return on equity over the previous ten years, and arranged them into ten equal groups, or deciles. Of the companies in the top decile; i.e., those with the highest historic return on equity, 54 were still independent companies in 1997. Over the 1980-1990 period, these 54 companies had an average return on equity of 29.1%. The average return on equity in 1990 for these 54 companies was an outstanding 41.9%. Over the ten year 1980-1990 period, these 54 highly successful companies had enjoyed an average compounded earnings per share growth rate of 18.5%. Over the next seven years through 1997, the performance of these 54 companies presents a very mixed picture. One-third (18) of the 54 companies reported lower earnings per share in 1997 than in 1990. Another 14 companies, 26% of the group, had earnings per share growth rates of 7% or less. Only 10 companies, 19% of the group, had earnings per share growth rates of greater than 15%, which average was 21.2%. A similar pattern is evident when growth is measured in terms of "intrinsic value," which we define as 10x EBIT (earnings before interest and taxes) before adding back excess cash and subtracting corporate debt.

    Whatever the competitive advantage was that enabled these companies to produce superior returns on equity and superior earnings per share growth rates in the 1980-1990 period, it was not sustained, on average, over the next seven years. Past financial results were not able to predict future financial results. Others have made similar studies with similar results. On average, the performance of the "best companies" tends to revert to the mean. Moreover, companies that were in the lowest category of ten-year, 1980-1990 average return on equity, had a similar distribution of good to poor subsequent seven-year earnings per share growth rates in the 1990-1997 period as the companies with the best ten year, 1980-1990, average returns on equity. Many companies with poor return on equity track records perked up and produced significant earnings increases, and many companies with excellent return on equity track records stumbled and experienced a large decline in earnings.

    You may say these are just statistics without the benefit of analysts' research. A good analyst should be able to predict future earnings and guide the investor into a portfolio of the companies that will continue to outperform. Another study, Returns to Contrarian Investment Strategies: Tests of Naive Expectations Hypotheses by Patricia M. Dechow and Richard G. Sloan in the January 1, 1997 issue of Journal of Financial Economics tests the forecasting abilities of security analysts. More than 23,000 five-year forecasts of earnings per share growth rates by analysts were ranked into deciles by rate of growth and compared to what actually happened. In every decile the analysts predictions were overly optimistic, with the degree of over optimism rising in a linear relationship from worst to best performing. For the companies predicted to perform best, the analysts' prediction was for a growth rate in earnings per share of 36.2%. The actual rate of EPS growth came in at 13.4%, meaning the analysts missed the mark by 22.8 percentage points. The only other group whose predictions are this far off the mark and remain employed are weathermen.

    The difficulty for us in owning technology stocks is the extremely high valuations that are put on them. We do not see any "margin of safety" as Ben Graham would say. And these high valuations are based on analysts' predictions of high future earnings growth, about which we are at best skeptical. The evidence suggests that, on average, high returns on equity and high growth rates are not sustainable. Technology has the additional risk of obsolescence. Of the fourteen computer and technology stocks that were the glamour issues of 1967-1968, presented by Byron Wein and referred to above, only one is in existence today. Recently, a smart friend of ours attended a technology conference sponsored by Montgomery Securities, a leading brokerage and investment banking firm in this field. He was quite excited about the changes coming down the road from technology and the growth of the Internet. "I don't know who is going to own the wire connecting me to the world, but it sure is exciting," he said. When we asked how one would turn that into an investment strategy, his response was that he did not have a clue. Which company or companies will be the winners in this new wired world may be too difficult to predict. Getting it right may be more a matter of luck than skill or intelligence. If companies whose stocks sell for 50 to 100 times earnings, or an infinite multiple because they have not yet entered the earnings phase of their business model, fail to meet these predictions, the financial consequences to stockholders can be devastating. We are afraid we have to pass.

    The run up in technology stocks has been a fairly recent phenomenon. This is called "skewing," which means that portfolio or even stock index returns can come from a small percentage of issues. The group or groups of stocks that outperform the overall market is constantly changing, which is why certain investment styles may underperform at certain times. We recently read the June 30, 1999 shareholder report of Sequoia Fund, which is run by a group of folks for whom we have the highest respect. We would describe their investment style as value with a bias toward better businesses whose intrinsic values are likely to grow over time. Like us, they own no technology stocks. As of June 30, 1999 Sequoia Fund was down 3.8%, as compared to a gain of 12.4% for the S&P 500. According to the Sequoia Fund, over its 29-year history, it has returned over 12,500% as compared to a gain of 4,900% for the S&P 500. By producing an average compounded annual return of 18.1% over the 29-year period, which was 3.7 percentage points higher than the S&P 500's 14.4% average annual return, Sequoia generated 7,600% more wealth for its shareholders than the wealth that was generated by the S&P 500. A $1 million initial investment in the Sequoia Fund 29 years ago would have grown to $126 million. The same initial investment in the S&P 500 would have grown to $50 million over the 29-year period. Congratulations! However, the Sequoia Fund underperformed the S&P 500 Index in 12 of those 29 years, or 41% of the time. We, and the folks at Sequoia, reach a similar conclusion: if you are consistent in your approach to investing, you do not have to outperform every year in order to outperform in the long run.

    Based on our research of long-run investment success, we accept that we will not outperform in each and every period. That's not our goal, because that goal is unrealistic. Our goal is to produce wealth in excess of that produced by index funds by outperforming index returns, on average, over a very long measurement period, such as 20 years. As the Sequoia Fund track record shows, there can be a very large payoff from selecting an investment manager and a strategy that provides value above the index return over the long run. Seemingly small average annual return differences, compounded over a long period of time, will result in significant differences in the amount of money at the end of the period. Little advantages, little edges, really add up over time.

                  FUTURE INVESTMENT RETURNS: WHAT TO EXPECT

    What is the future pattern of investment returns likely to be for Tweedy, Browne American Value Fund and Tweedy, Browne Global Value Fund? To gain perspective and understanding on this question and the whole topic of investment return expectations and measurement, we urge you to read our report, Is Underperforming an Index 30% to 40% of the Time a Normal Part of Long-Run Investment Success? What We Learned from an Examination of the Year-by-Year Results for Nine Value-Oriented Investment Managers with Index Beating Long-Term Records, which is part of the booklet entitled 10 WAYS TO BEAT AN INDEX. You may have already received this booklet. (It is available in the Investment Research and Reports Section of our website, www.tweedy.com, or call us at (800) 432-4789 if you would like us to send a copy to you.) Our conclusion, based on the research that is described in this report, is perhaps a little hard to take, a little bit of a "cold shower." To gain the extra wealth that can be provided by outperforming an index, on average, over a long period of time, an investor should expect to have relatively crummy investment results compared to an index in 30% to 40% of the years. Therefore, over a 20-year period, we think you can expect 12 to 14 relatively good years and 6 to 8 crummy ones, relative to an index, and it is quite possible that several crummy years will be lumped together, not evenly sprinkled over time. Our research indicates that underperforming years, which have often caused investors to abandon a perfectly sensible long run investment program, are likely to be followed by good years. The investors who quit endured the pain, but did not reap the gain. Many of the relatively poor years in comparison to index returns could still be positive years where your wealth increases, but just not by as much as the wealth increase provided by index returns. Beating the index in 60% to 70% of the years means winning 1.5x to 2.33x as often as the index. In other words, the index loses 60% to 70% of the time versus investment strategies that have succeeded over the long run. This is about what we think you can expect from an investment program that works well in the future. Value investment managers who have generated significant wealth above index returns have performed pretty well, winning 60% to 70% of the time, but this is far from the near perfection that many consultants and other judges of investment performance seem to expect. It brings to mind the saying, "The perfect is the enemy of the good."

                     ------------------ o ------------------

    One topic we do spend a lot of time thinking about is risk. By this we do not mean the short-term risk that stock markets can go down, which they invariably do. However, they have always come back. If ever stock markets did not "come back," it would probably mean a revolution has taken place and all property has been confiscated by the government (as opposed to the partial confiscation by way of taxes), or that thermo-nuclear war has returned mankind to the stone age. We have always been optimists in the long run and it has served us well. As we write this letter, the U.S. stock market is wavering between a "correction" as they call it and maybe a bear market. And there are bulls and bears on both sides of the argument. What is perfectly clear if you listen to all this discussion, is that nothing is clear. If it were, the stock market would immediately adjust to whatever level was appropriate for the economic conditions. We think about risk on a stock-by-stock basis. At a given price, is it probable (after all, anything is possible) that we will not eventually get our money back if the overall market declines, or if specific predictions about a company's future do not come to fruition? When there is an overall decline in stock prices, the most overpriced stocks tend to fare the worst. We have seen enough bubbles burst to not want to be around those issues. The only emotion that gets stocks to crazy levels is excessive, blind enthusiasm. When that enthusiasm fades, there is no one to support those stocks.

    We prefer to think in terms of whether there is a natural buyer for the entire company at a price greater than the current market price of the shares. Ben Graham taught us to think of shares of stock as fractional interests in a business. He further taught us to buy those "fractional interests" at a discount to the value of the entire business, or what he called intrinsic value. The discount from intrinsic value he called his "margin of safety," We have difficulty determining the intrinsic value of technology companies or internet stocks, and do not buy into the emergence of a "new paradigm" for valuing businesses. If we cannot get our margin of safety from the hard assets of a business, we make appraisals of on-going businesses, compare them to similar businesses that have been acquired in the past, and finally compare each business to the price of its stock. We also look for businesses we can understand, where we do not believe that some new invention could knock them out overnight. Again, this makes technology a tough call for us. Warren Buffett has succeeded nicely without owning technology stocks, and so have we.

    We also tend to avoid companies that are leveraged; i.e., owing too much money relative to their assets or earning power. When you borrow money, you get in bed with a partner whose goals may ultimately differ from yours, or whose view of the future may change, forcing you to do things you might not otherwise do, or even go bankrupt. Liquidity means freedom to pursue your business plan and think long term. It also provides downside protection to the investor. Some pretty good businesses have gone into Chapter 11 because they did not have the financial resources to hold out until conditions improved.

    However, even with all this downside protection, we can still be hit by unfavorable event surprises. Even GEICO, which probably has the safest drivers, as a group, of all the automobile insurers, cannot avoid some accidents. Just as GEICO avoids most, but not all, accidents by insuring lots of drivers, we avoid most, but not all, investment "crackups" through diversification. Generally, we do not invest more than 3% of our assets in any one stock so that in the event something negative arises that we did not foresee, the impact on our portfolio is not so great because we have enough other assets working for us to restore our net worth. At Tweedy, Browne, we like diversification, not only because it reduces risk, but because it also increases the probability, through the law of large numbers, that our investment philosophy will work. In any portfolio, all stocks do not rise or fall equally in any given period. Returns are often concentrated in a few issues which outperform the rest of the portfolio. That is exactly what happened this past year to the S&P 500. Nearly all the gains were concentrated in a handful of stocks. The same happens in any actively managed portfolio.

    Diversification also provides protection against the very human tendency, shared by many investment analysts and portfolio managers, to over estimate one's own abilities. Behavioral psychologists call this the "overconfidence factor." Numerous studies have demonstrated man's consistent tendency to overestimate his abilities. More than 90% of all Swedish drivers in one survey rated their driving ability above average. A similar survey of trial lawyers found 68% believed they would win their case at trial. Most money managers believe the investment decisions they make will add value over an index despite the fact that the S&P 500 Index beats 80% to 90% of the managers. We have all heard stories about investors who bet most of their money on a "sure thing" and lost. Diversification can be very forgiving.

    Kenneth Fisher illustrated the investment advantages of diversification in an article in FORBES magazine in 1996 entitled Why the Rich Get (Relatively) Poorer. When the first Forbes 400 list was compiled, it took about $100 million to make the cut. Fifteen years later, it took $415 million, a rate of compounding of about 10%. Theoretically, this should have been relatively easy to accomplish, as the S&P 500 compounded at a rate of 15.6% over the same period. However, even allowing for deaths, precious few of the original 400 remained on the list. The reason, as Fisher sees it, is that most big wealth is made in concentrated investments. If these investments are not performing well, there are not other assets with "positive surprises" to offset the investments that have turned cold. Mathematicians refer to the tendency of a relatively few winners to dominate the investment returns of a portfolio comprised of many issues as "skewness," which we discussed above relative to the S&P 500. Fisher found that the lack of diversification of the super rich, and thus the lack of its companion advantage, skewness, resulted in the concentrated investors of the Forbes 400 list having relatively poor investment returns. (While few among us will shed tears for these hapless souls, we should thank them for providing us more common folk with an important lesson.)

    Most wealth in this country was made through concentrated investments. Just look at Bill Gates and his fellow Microsoft founders. Warren Buffett may be more of an exception. Although his wealth is concentrated in Berkshire Hathaway, Berky (as it is fondly called) is itself rather diversified. It has also been a real wealth builder, perhaps creating one of the largest millionaires' clubs in the country. However, even Warren Buffett has made mistakes, such as his purchase in 1986 of World Book Encyclopedia. This is a classic example of how competing technologies can erode and even destroy a company. In 1986, World Book Encyclopedias sold for $650 to $850 a set. The acknowledged leader in the industry, Encyclopedia Britannica, sold for $1600 per set. In 1992, Microsoft decided to enter the encyclopedia business and came out with the CD version of Funk and Wagnalls, a second-tier encyclopedia that had been reduced to selling through supermarkets. Microsoft sold its version for $49.95. At that price, consumers were willing to settle for a lesser encyclopedia, and sales of World Book and Britannica went into a tailspin. However, the impact on Berkshire Hathaway was barely noticed because the success of other investments, such as GEICO Insurance, The Washington Post Company and Coca-Cola, more than made up for the loss of value at World Book. Berky's returns were skewed with greater success than most other companies.

    In a hypothetical example of skewness, let us assume that an investor buys $100 of each of three stocks and holds them for 20 years. Stock A is a real winner and compounds at 20% per year. Stock B does OK at 10% compounded per year. Stock C goes belly-up, producing a total loss. The following table shows the "performance" of the portfolio:

--------------------------------------------------------------------------------
                                                          VALUE OF INVESTMENT
                  20-YEAR                     INITIAL          AT END OF
STOCK             INVESTMENT RETURN          INVESTMENT     20-YEAR PERIOD
--------------------------------------------------------------------------------
A                 20% gain per year             $100           $3,833.76
--------------------------------------------------------------------------------
B                 10% gain per year              100              672.75
--------------------------------------------------------------------------------
C                 100% loss                      100                0.00
--------------------------------------------------------------------------------
                  Total                         $300           $4,506.51
--------------------------------------------------------------------------------

    Despite the total loss on one-third of the portfolio, the success of the winner far outweighed this loss. By owning many stocks, not just a few, a diversified portfolio will tend to own some winners that, through skewness, can greatly offset the effect of losers and enhance overall portfolio returns.

    Berkshire Hathaway has further enhanced shareholder value through tax efficient long-term ownership of its investments. We are continually amazed at the very high average portfolio turnover* rates of mutual funds, which leads us to conclude that the average fund manager does not take into consideration the effect of taxes on investment returns for tax paying individuals. At Tweedy, Browne, we are highly conscious of the effect of taxes on after-tax returns. For us the most stressful day of the year is not when the stock market tumbles a few hundred points, but April 15. We almost consider it a national day of mourning. In the tables below, we show the effect of various portfolio turnover rates on a theoretical investment of $1 million that compounds at 15% and 20% over a 20-year period, assuming capital gains tax rates of 20% at the Federal level and 7% (after the Federal deduction) at the State and local level, or a 27% total capital gains tax rate.


------------
* "Turnover" is the percentage of a portfolio that is sold and then reinvested within the measuring period. For example, a portfolio worth $100 million, in which $85 million worth of stocks are sold and the proceeds are reinvested in other stocks within the measuring period, has 85% turnover.

--------------------------------------------------------------------------------
          $1,000,000 INITIAL INVESTMENT COMPOUNDED AT A 15% AND 20%
             PRE-TAX ANNUAL RATE OF RETURN OVER A 20-YEAR PERIOD,
                ASSUMING A 27% TAX RATE ON ALL REALIZED GAINS
--------------------------------------------------------------------------------

PRE-TAX                              VALUE OF $1,000,000         AFTER-TAX
RATE OF               ANNUAL        INITIAL INVESTMENT AT         RATE OF
RETURN               TURNOVER        THE END OF 20 YEARS           RETURN
--------------------------------------------------------------------------------
15%                    --0--             $16,366,500                15.0%
--------------------------------------------------------------------------------
15                        3%              14,780,800                14.4
--------------------------------------------------------------------------------
15                      10                12,386,300                13.4
--------------------------------------------------------------------------------
15                      30                 9,694,000                12.0
--------------------------------------------------------------------------------
15                      85                 8,136,600                11.1
--------------------------------------------------------------------------------
15                     100                 7,990,800                11.0
--------------------------------------------------------------------------------
20                     --0--              38,337,600                20.0
--------------------------------------------------------------------------------
20                       3                34,211,200                19.3
--------------------------------------------------------------------------------
20                      10                27,808,500                18.1
--------------------------------------------------------------------------------
20                      30                20,250,200                16.2
--------------------------------------------------------------------------------
20                      85                15,695,500                14.8
--------------------------------------------------------------------------------
20                     100                15,264,800                14.6
--------------------------------------------------------------------------------

We have, over the years, invested larger portions of our portfolios in "double dip" stocks, as Warren Buffett has called them, whose underlying value tends to grow at above-average rates, which consequently raises our sell targets in tandem for these securities. The effect has been a declining portfolio turnover rate for the assets we manage. Based on certain data we found in Morningstar, an excellent resource for information on mutual funds, for the year ended June 30, 1999, the average portfolio turnover rate for 1,984 "growth" funds in our study was 124%. The average for 1,911 value funds over the same period was 97%*. Over the same period, the portfolio turnover rate for our American Value Fund was 16% and for our Global Value Fund was 23%. The American Value Fund had a lower turnover rate than 92% of the funds in our sample of 4,463 actively managed funds; the Global Value Fund was lower than 88% of the funds in the sample. What is even more amazing to us is that nearly 32% of the mutual funds in the sample have turnover rates greater than 100%, which means that investors in those funds would not even be getting the benefit of long-term capital gains tax treatment on their profits if the turnover affected all stocks in the portfolio equally.

----------
* The growth, value, and actively managed fund samples contained in our study consisted of funds with the following characteristics: (i) the growth fund sample included all equity funds from the Morningstar database that were characterized by a growth equity style and excluded funds that had more than 10% of assets invested in fixed income securities, (ii) the value fund sample included all equity funds from the Morningstar database that were characterized by a value equity style and excluded funds that had more than 10% of assets invested in fixed income securities, and (iii) the actively managed fund sample included all equity funds from the Morningstar database and excluded funds, characterized as index funds, funds with a 0% turnover ratio, and funds that had more than 10% of assets invested in fixed income securities. Morningstar does not calculate turnover ratios and culls the figures directly from the financial highlights of each fund's annual report.

    Portfolio turnover is of no consequence to tax exempt investors such as retirement plans and charitable institutions. However, most investment money is taxable. While tax exempt investors should not care about turnover, there is no evidence to suggest that all this buying and selling improves pre-tax results. On the contrary, there is circumstantial evidence that the opposite is true. Lots of buying and selling, in addition to increasing tax costs because high-bracket taxpayers "share" anywhere from 20% to 50% of realized capital gains with Uncle Sam and the States, also increases commission costs and "market impact cost," which is the effect that large orders to purchase or sell blocks of stock can have on transaction prices.

    Why do money managers engage in so much buying and selling? The industry tends to attract energetic, intelligent, well-educated and self-confident individuals who are generally highly paid. It appears that it is very difficult for individuals with these characteristics to do very little, even though the empirical data on investment performance, both pre-tax and after-tax, suggests that the best course and the most rational decision would be to sit tight and do very little. But they do not. Charles Munger, Warren Buffett's partner, has described this irrational and often lemming-like behavior of people in business as the "Institutional Imperative." Even though it may not make sense at certain times for bank loan officers to make new loans, or for a chief executive officer to acquire another company, or a fund manager to buy and sell stocks with such frequency, it is ingrained in human beings to be busy and active, to "take charge" and be "in control."

    You can observe similar behavior on the part of drivers who weave in and out of lanes on the turnpike. In the investment business, behavioral psychologists have called this ingrained tendency to weave in and out of stocks the "illusion of control." Why would investment management firms want to pay high salaries to people who appear to be doing very little and who do not appear to have much control over what they are doing? Investment management firms, in general, must believe lots of activity is productive because they willingly pay for it, and high compensation ensures that they will get it. Everyone involved must believe it all makes sense. The illusion of control is shared. The words of Blaise Pascal come to mind: "All men's miseries come from their inability to sit quiet and alone."

    The only thing an investment manager really controls is investment strategy or philosophy and its implementation. Investment returns are dependent on what someone else is willing to pay for the stocks you own, and over that we have no control. However, what is measured will be managed. So long as the industry applauds activity, believes it is beneficial, and so long as money managers are measured by pre-tax returns, that will be their focus. We cannot ever recall reading an article about an acclaimed hedge fund or mutual fund manager that described the taxable short and long-term gain portions of their investment returns.

    The growth of e-trading in recent times does not serve to restrain money managers. John C. Bogle, founder and senior chairman of Vanguard Group, calls this phenomenon "The Wall Street Casino." Individuals are sitting at their computers day-trading stocks that they hear about in Internet chat rooms where there is no control over the quality or accuracy of information they are receiving. Many have no idea what the companies whose shares they are trading even do. And the e-brokers obviously encourage this behavior with advertisements that could often be called deceptive at best. As Mr. Bogle said in THE NEW YORK TIMES, "The sad fact is that investors today, by incurring all of these costs, are acting directly counter to their own best interests. In the long run, the best way to capture as much of the stock market's return as is possible is to buy and hold and minimize the costs of investing." Hyper-activity is not confined to individual stocks, but has also spread to mutual funds, which some individuals trade as frequently as they trade Internet stocks. This has become a problem for some funds, which have taken steps to exclude such investors by imposing redemption fees on shareholders of less than a specified duration. So far, this has not been a problem for the Tweedy, Browne Funds, and we have no intention of instituting redemption fees at this time. We prefer to think that if our investors read what we say, they will invest with us because they share our long-term view of the process.

                     ------------------ o ------------------

    Following are the stock price-to-book value and stock price-to-earnings characteristics as of September 30, 1999 of the portions of the Tweedy, Browne Funds that are currently held on the basis of those characteristics:

--------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
PRICE/BOOK VALUE 0.79   Based on 20.76%  Cheaper than 92% of the 7,474 stocks
                        of portfolio     in the Bloomberg database with market
                        assets           capitalizations above $100 million in
                                         those countries where the Global
                                         Value Fund has investments
--------------------------------------------------------------------------------
PRICE/EARNINGS  13.00x  Based on 46.55%  Cheaper than 77% of the 7,474 stocks
                        of portfolio     in the Bloomberg database with market
                        assets           capitalizations above $100 million in
                                         those countries where the Global
                                         Value Fund has investments
================================================================================
TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
PRICE/BOOK VALUE 0.75   Based on 19.46%  Cheaper than 92% of the 3,609 stocks
                        of portfolio     in the Bloomberg database with market
                        assets           capitalizations above $100 million
                                         that are based in the United States
--------------------------------------------------------------------------------
PRICE/EARNINGS  11.40x  Based on 49.00%  Cheaper than 84% of the 3,609 stocks
                        of portfolio     in the Bloomberg database with market
                        assets           capitalizations above $100 million
                                         that are based in the United States
================================================================================

    In both Funds, the balance of our assets is either invested in cash awaiting stock investment, or in securities that trade at a higher price-to-book value or price-to-earnings ratio because they have risen above our buy range, or because they are better businesses that deserve to trade at fundamentally higher ratios. The latter category comprises stocks that, although at higher fundamental price-to-book and price-to-earnings ratios, are still at a discount to their intrinsic value in our estimation. In many situations, we have been drawn to investment ideas because of the added value confirmation of significant insider buying. Although not a fool-proof indication of value, it is a "leading indicator" that a company's profits may be improving. Just as we hope our investors take comfort in our personal financial commitment to the investments we make on your behalf, we take comfort in the personal investment commitment the officers and directors of the companies we own make to them. As of September 30, 1999, the current Managing Directors, retired principals and their families, as well as employees of Tweedy, Browne, have more than $43.1 million invested in the Global Value Fund and $31.6 million invested in the American Value Fund.

YEAR 2000 OUTLOOK

    As you have probably read in the media, the securities industry seems to be well prepared for the millenium. Industry regulators and trade organizations have mounted a coordinated effort to head off serious problems that could adversely affect the financial markets. So far, the securities industry seems to be on target with its testing and preparations for the Year 2000. Here at Tweedy, Browne, we are on target with our project plan and we believe our internal systems are Y2K compliant. In addition, we continue to monitor our critical vendors and receive periodic updates from them as to their preparedness. Although we do not feel there is anything amiss so far and industry-wide testing has not unearthed any substantial problems, we cannot provide any guarantees that all systems affecting the Funds will be free of operational difficulties. Notwithstanding the predictions from the U.S. securities regulators that it will be business as usual on January 3, 2000, we have developed a contingency plan to help us minimize any adverse consequences to our or our critical vendors' respective business processes in the event of a temporary disruption.

    We recently moved our offices and our new address is 350 Park Avenue, New York, New York 10022. While we are not buyers of technology stocks, we are buyers of technology. With the transfer of information to electronic databases, we decided to move to new quarters that we could wire for the next ten years rather than risk the disruption of rewiring our old offices. After a few glitches, such as transferring telephone lines, we are now fully functioning. We hope that none of our shareholders were inconvenienced.

                      Sincerely,

                      TWEEDY, BROWNE COMPANY LLC

                      Christopher H. Browne
                      William H. Browne
                      John D. Spears
                      Thomas H. Shrager
                      Robert Q. Wyckoff, Jr.
                      Managing Directors
October 19, 1999

FOOTNOTES TO TABLE ON PAGE 2

(1) MSCI EAFE US $ is an unmanaged capitalization-weighted index of companies representing the stock markets of Europe, Australasia and the Far East. MSCI EAFE Hedged consists of the results of the MSCI EAFE Index hedged 100% back into U.S. Dollars and accounts for interest rate differentials in forward currency exchange rates. Results for both indexes are inclusive of dividends and net of foreign withholding taxes.
(2) Morningstar World Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest throughout the world while maintaining a percentage of assets (normally 25%-50%) in the U.S.
(3) Morningstar Foreign Stock Funds Average consists of the average returns of all mutual funds in the Morningstar Universe that invest primarily in equity securities of issuers located outside the U.S.
(4) S&P 500 is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends.
(5) S&P Mid-Cap 400 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends and is generally considered representative of the mid-range sector of the U.S. stock market.
(6) Russell 2000 is an unmanaged capitalization-weighted index, which assumes reinvestment of dividends for most periods, that is comprised of the smallest 2000 companies in the Russell 3000 Index and is generally considered representative of U.S. small capitalization stocks.
(7) Morningstar Mid-Cap Value Funds Average consists of the average returns of all mutual funds in the Morningstar Universe classified as value funds with median portfolio market capitalizations greater than or equal to $1 billion but less than or equal to $5 billion.
(8) Morningstar Domestic Stock Funds Average consists of the average returns of all domestic equity mutual funds in the Morningstar Universe.
(9) Inception dates for the Global Value Fund and the American Value Fund were June 15, 1993 and December 8, 1993, respectively. Index information is available at month end only; therefore the closest month end to inception date of each Fund, May 31, 1993 and November 30, 1993, respectively, was used except for the Morningstar Domestic Stock Funds Average where the closest date with data available was December 31, 1993.

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

September 30, 1999 (Unaudited)   [Graphic Omitted]

                                                                      MARKET
                                                                      VALUE
        SHARES                                                       (NOTE 1)
       ------                                                        --------
                  COMMON STOCKS--92.2%
                  BELGIUM--0.1%
        2,726     Spadel SA .................................    $    3,307,305
        3,252     Uco Textiles SA ...........................           380,703
                                                                 --------------
                                                                      3,688,008
                                                                 --------------
                  CANADA--0.7%
       72,400     Canadian Western Bank .....................           876,740
      260,700     Melcor Developments Ltd. ..................         3,148,122
    1,391,000     National Bank of Canada, Toronto ..........        16,560,650
      258,600     Shirmax Fashions Ltd.+ ....................           369,454
      785,883     Westfield Minerals Ltd.+ ..................           986,430
                                                                 --------------
                                                                     21,941,396
                                                                 --------------
                  DENMARK--0.3%
       25,000     Hojgaard Holding A/S, Series A ............           504,660
       53,250     Hojgaard Holding A/S, Series B ............         1,044,432
       11,390     Nordvestbank ..............................         1,071,344
      114,800     Unidanmark A/S, Series A ..................         7,773,970
                                                                 --------------
                                                                     10,394,406
                                                                 --------------
                  FINLAND--2.3%
      568,027     Huhtamaki Group, Class I ..................        17,954,322
        6,200     Huhtamaki Group, Class K ..................           204,483
    1,320,800     Kesko Oyj .................................        15,883,971
      286,463     Kone Corporation, Class B .................        37,712,196
                                                                 --------------
                                                                     71,754,972
                                                                 --------------
                  FRANCE--2.4%
      185,919     Banque Nationale de Paris .................        14,829,927
       28,459     Bongrain SA ...............................        10,906,524
        5,229     Christian Dior SA .........................           851,439
       35,044     Compagnie Fives-Lille .....................         3,173,853
       57,700     Compagnie Lebon SA ........................         2,886,139
       35,155     Financiere Marc de Lacharriere SA .........         4,283,869
       33,404     GFI Industries SA .........................           813,744
        5,229     LVMH Moet Hennessey .......................         1,566,537
       21,145     Mecelec SA ................................           173,277
       18,699     Precia+ ...................................           252,735
       69,000     PSA Peugeot Citroen .......................        13,820,135
      994,617     Rhodia SA+ ................................        21,276,271
        9,340     Signaux Girod .............................           248,005
       19,893     Sylea SA ..................................         1,125,245
                                                                 --------------
                                                                     76,207,700
                                                                 --------------
                  GERMANY--3.1%
       52,550     Altana AG .................................         3,775,027
       61,660     Kaufring AG ...............................         1,082,757
        1,800     Krones AG .................................            52,680
       61,140     Lindner Holding KGaA ......................         1,431,501
    1,643,942     Merck KGaA ................................        59,485,210
      527,115     Moebel Walther AG .........................         6,872,030
       37,085     Sinn Leffers AG ...........................         5,841,220
       15,018     Springer (Axel) Verlag AG, Class A ........        17,101,707
                                                                 --------------
                                                                     95,642,132
                                                                 --------------
                  HONG KONG--4.3%
   15,811,309     Asean Resources Holdings Ltd.+ ............         1,831,921
   27,889,452     CDL Hotels International Ltd. .............         9,514,418
   24,644,000     Fountain Set Holdings .....................         3,172,543
    1,004,000     Grand Hotel Holdings Ltd. .................           146,052
    4,602,000     Harbour Ring International Holdings .......           201,429
    5,404,000     Jardine International Motor Holdings Ltd. .         2,626,205
   13,622,500     Jardine Strategic Holdings Ltd. ...........        27,789,900
   47,724,000     South China Morning Post (Holdings) Ltd. ..        31,947,476
   38,014,000     Swire Pacific Ltd., Class B ...............        27,894,257
    9,034,500     Wing Hang Bank Ltd. .......................        30,239,447
                                                                 --------------
                                                                    135,363,648
                                                                 --------------
                  IRELAND--1.4%
    2,733,087     Crean (James) PLC .........................         1,236,192
    7,252,955     Independent News & Media PLC ..............        38,208,833
    2,733,087     OakHill Group PLC+ ........................         1,396,170
    1,105,000     Unidare PLC ...............................         2,440,192
                                                                 --------------
                                                                     43,281,387
                                                                 --------------
                  ITALY--2.6%
      741,850     Banco di Sardegna Risp ....................        14,392,835
      472,500     Bassetti SPA ..............................         2,816,005
    1,530,230     Burgo (Cartiere) SPA ......................        12,051,248
    1,156,450     Cristalleria Artistica ....................         3,692,255
      276,925     IMI SPA ...................................         3,595,552
      469,862     Industrie Zignago .........................         4,225,427
    1,150,500     Maffei SPA ................................         1,493,792
      237,000     Marangoni SPA .............................           802,083
    1,782,500     Mondadori (Arnoldo) Editore SPA ...........        31,111,215
    8,072,735     Montefibre SPA ............................         5,713,286
      381,000     Vincenzo Zucchi SPA .......................         2,732,930
                                                                 --------------
                                                                     82,626,628
                                                                 --------------
                  JAPAN--22.5%
      220,000     Agro-Kanesho Company Ltd. .................         2,265,599
      446,080     Aiful Corporation .........................        75,797,894
      625,000     Amatsuji Steel Ball Manufacturing Company .         5,939,007
       14,500     Belluna Company Ltd. ......................           488,695
       53,000     CCI Corporation ...........................           419,276
      101,000     Charle Company ............................         1,153,583
      555,500     Chiyoda Company ...........................         4,160,464
      774,040     Chofu Seisakusho Company ..................        14,746,725
       77,208     Coca-Cola West Japan Company, Ltd. ........         3,541,817
      147,500     Cosel Company Ltd. ........................         4,073,632
      270,000     Credia Company Ltd. .......................         9,554,838
      351,000     Daido Metal Company .......................         1,189,552
    1,379,000     Danto Corporation .........................         6,545,457
      526,000     Denkyosha .................................         2,491,747
      189,000     Denyo Company Ltd. ........................         1,371,296
    1,511,000     Dowa Fire & Marine Insurance Company ......         4,866,208
    1,263,000     Fuji Coca-Cola Bottling Company ...........        21,283,528
      618,000     Fuji Photo Film Ltd. ......................        21,117,821
    1,663,000     Fujisawa Pharmaceutical Company ...........        32,227,777
    2,223,000     Fujitec Company Ltd. ......................        29,760,708
      627,000     Fukuda Denshi .............................        14,087,909
       86,000     Glory Ltd. ................................         1,771,287
    2,431,000     Hitachi Koki Company Ltd. .................         9,058,072
      585,000     Hitachi Medical Corporation ...............         8,045,359
       48,000     Idec Izumi Corporation ....................           661,031
      126,000     Inaba Denkisangyo Company Ltd. ............         2,052,521
       39,900     Kahma Company Ltd. ........................           282,772
    1,418,000     Kansai Paint Company Ltd. .................         3,982,587
      150,000     Kato Sangyo Company Ltd. ..................         1,095,352
      318,000     Katsuragawa Electric Company ..............         1,786,266
       30,000     Kawasumi Laboratories, Inc. ...............           467,631
    1,591,000     Koito Manufacturing .......................         8,653,944
      241,000     Kokura Enterprise Company .................         1,398,867
      111,000     Kosaido Company, Ltd. .....................         2,078,360
      764,000     Mandom Corporation ........................        27,894,959
      159,000     Matsumoto Yushi-Seiyaku Company ...........         3,572,532
    1,941,000     Matsushita Electric Industrial Company ....        41,158,686
      371,000     Meito Sangyo Company ......................         3,990,816
      493,000     Morito ....................................         2,307,728
      385,000     Nankai Plywood Company Ltd. ...............         2,162,618
      342,000     Nippon Broadcasting System Inc. ...........        25,614,380
    1,155,000     Nippon Cable System .......................        16,219,632
    1,060,000     Nippon Konpo Unyu Soko ....................         8,593,924
      242,500     Nissin Company Ltd. .......................        16,187,099
      409,000     Nittetsu Mining ...........................         1,221,467
      552,000     Nitto FC Company ..........................         2,945,654
       10,200     Osaka Steel Company Ltd. ..................            55,195
      867,000     Riken Vitamin .............................        12,986,940
       80,000     Rock Paint ................................           681,552
      452,000     Sangetsu Company Ltd. .....................         9,690,399
      232,000     Sanko Sangyo Company ......................         2,302,298
      689,960     Sanyo Shinpan Finance Company Ltd. ........        44,505,214
      213,000     Sasakura Engineering Company Ltd. .........         1,451,706
      760,600     Shikoku Coca-Cola Bottling ................        10,681,084
      462,000     Shingakukai ...............................         2,076,113
      461,800     Shinki Company Ltd. .......................        20,060,404
      461,800     Shinki Company Ltd., New+ .................        21,270,945
    3,501,000     Shionogi & Company Ltd. ...................        28,646,482
      452,000     SK Kaken Company Ltd. .....................         8,632,495
      712,000     Sonton Food Industry ......................         7,065,674
       73,000     Sotoh Company Ltd. ........................           423,723
       56,300     Sysmex Corporation ........................         1,950,194
      351,000     Tachi-S ...................................         2,513,832
      183,000     Taisei Fire & Marine Insurance Company ....           402,612
       21,700     Takano Company Ltd. .......................           264,101
      263,200     Takefuji Corporation ......................        43,688,021
      254,000     Teikoku Hormone Manufacturing Company .....         1,949,913
      269,000     TENMA Corporation .........................         3,956,364
       59,000     Tomita Electric Company Ltd. ..............           202,715
      387,000     Torii Company Ltd. ........................         1,793,428
    1,073,000     Torishima Pump Manufacturing ..............         6,017,198
      145,000     Toso Company Ltd. .........................           556,570
      524,000     Toyo Technical Company Ltd. ...............         3,963,788
      890,500     Tsubaki Nakashima Company Ltd. ............        12,071,750
      232,100     Tsuchiya Home Company .....................           869,166
      793,000     U-Shin ....................................         3,801,114
      356,000     Zojirushi .................................         2,333,006
                                                                 --------------
                                                                    707,151,073
                                                                 --------------
                  MALAYSIA--0.5%
      610,000     Sapura Telecommunications Berhad ..........           266,474
    5,928,000     Star Publications (Malaysia) ..............        13,728,000
    1,833,000     Tractor Malaysia Holdings Berhad ..........           940,618
                                                                 --------------
                                                                     14,935,092
                                                                 --------------
                  MEXICO--0.0% ++
       86,000     Grupo Continental SA ......................           103,953
                                                                 --------------
                  NETHERLANDS--5.7%
      868,758     Akzo NV Ord ...............................        36,983,021
        7,250     Crown Van Gelder Gemeenschappelijk Bezit NV           102,235
      747,858     European Vinyls Corporation International NV        5,571,354
    1,844,388     Holdingmaatschappij de Telegraaf NV .......        35,920,880
    1,337,173     Koninklijke Bols Wessanen NV ..............        15,369,330
       42,425     Koninklijke Grolsch NV ....................           970,742
       73,302     Koninklijke Pakhoed NV+ ...................         2,040,004
       57,423     Stork NV ..................................         1,194,748
      393,425     Twentsche Kabel Holding ...................        11,430,578
      739,643     Unilever NV CVA ...........................        50,063,690
    1,328,705     Wegener Arcade NV .........................        18,524,370
                                                                 --------------
                                                                    178,170,952
                                                                 --------------
                  NEW ZEALAND--1.5%
   16,785,509     Air New Zealand Ltd. ......................        26,915,146
    5,742,400     Carter Holt Harvey Ltd. ...................         6,920,698
    3,388,000     Independent Newspaper Ltd. ................        12,004,235
      164,600     RadioWorks New Zealand Ltd. ...............           617,260
                                                                 --------------
                                                                     46,457,339
                                                                 --------------
                  NORWAY--0.7%
      262,800     SAS Norge ASA .............................    $    2,561,668
    1,895,300     Schibsted ASA .............................        18,719,314
                                                                 --------------
                                                                     21,280,982
                                                                 --------------
                  SINGAPORE--6.3%
    6,265,500     Cycle & Carriage Ltd. .....................        21,007,853
    8,271,000     Fraser & Neave Ltd. .......................        27,002,382
   12,312,016     Overseas Union Bank Ltd. ..................        54,679,837
    3,509,000     Robinson and Company Ord ..................        11,455,853
    3,448,800     Singapore Press Holdings Ltd.+ ............        54,369,365
      767,000     Times Publishing Ltd. .....................         1,380,600
    3,765,000     United Overseas Bank Ltd. .................        28,569,706
                                                                 --------------
                                                                    198,465,596
                                                                 --------------
                  SOUTH AFRICA--1.2%
    3,941,770     Sappi Ltd. ................................        38,416,251
                                                                 --------------
                  SPAIN--0.2%
      189,588     Indo Internacional SA .....................         1,341,764
       80,898     Prim SA ...................................           878,176
      376,152     Unipapel SA ...............................         3,803,037
                                                                 --------------
                                                                      6,022,977
                                                                 --------------
                  SWEDEN--3.4%
      149,885     BRIO AB, Class B+ .........................           823,242
      204,000     Lundbergforetagen AB, Class B .............         2,838,521
    2,049,100     Pharmacia & Upjohn Inc., Depository Shares .      101,792,225
      138,400     VLT AB, Class B ...........................         1,503,430
                                                                 --------------
                                                                    106,957,418
                                                                 --------------
                  SWITZERLAND--11.3%
           33     Bank of International Settlements America .           199,948
       35,328     Banque Cantonale Vaudoise .................        10,934,913
        4,283     Bobst SA, Bearer ..........................         5,288,534
          250     Bobst SA, Registered ......................           153,931
          300     Bucher Holding AG, Bearer .................           245,623
       44,480     Compagnie Financiere Richemont AG .........        89,948,905
        4,315     Daetwyler Holding AG, Bearer ..............         5,974,306
       85,175     Edipresse SA, Bearer ......................        37,986,587
       19,020     Forbo Holding AG ..........................         8,292,685
        1,855     Golay Buchel Holding SA, Bearer ...........         1,580,510
       10,780     Helvetia Patria Holding, Registered .......         8,826,067
       29,327     Loeb Holding AG ...........................         5,056,043
       57,089     Nestle SA, Registered .....................       107,163,003
       17,027     Novartis AG, Registered ...................        25,229,383
       50,900     Safra Republic Holdings SA ................         2,913,799
       45,175     SAirGroup, Registered .....................         9,757,896
        9,811     Sarna Kunsstoff Holding AG, Registered ....        10,514,351
       21,161     SIG Schweizerishe .........................        12,113,732
        3,355     Vetropack Holding AG, Bearer ..............           381,884
       19,135     Zehnder Holding, Bearer ...................        10,482,663
        4,164     Zschokke Holding AG, Registered+ ..........         1,455,169
                                                                 --------------
                                                                    354,499,932
                                                                 --------------
                  THAILAND--0.0%++
      132,300     S & J Enterprises Public Company Ltd. .....           102,161
                                                                 --------------
                  UNITED KINGDOM--11.1%
    2,006,739     Alumasc Group PLC .........................         4,030,505
    5,787,000     Arjo Wiggins Appleton PLC .................        18,768,453
    2,147,400     Bernard Matthews PLC ......................         4,047,876
      455,000     British Mohair Holdings PLC ...............           737,830
      360,341     British Steel Ord .........................           915,056
      639,000     Burtonwood Brewery PLC ....................         1,814,674
   11,431,603     Caradon PLC ...............................        28,700,254
    3,979,658     Carclo Engineering Group PLC ..............        10,318,940
    4,708,165     Courtaulds Textiles PLC ...................        10,890,223
    7,369,666     Dowding & Mills PLC .......................         5,641,694
    1,408,668     Dyson (J&J) PLC, Class A, Non-voting ......         1,634,958
    4,544,753     Elementis PLC .............................         7,631,664
      173,269     Ellis & Everard PLC .......................           636,113
    1,933,000     European Motor Holdings PLC ...............         1,893,466
      837,282     Folkes Group PLC ..........................           971,784
      427,800     Glaxo Wellcome PLC, Units, Sponsored ADR ..        22,245,600
    3,079,000     Glynwed International PLC .................        11,392,477
    1,098,479     Hardys & Hansons PLC ......................         4,222,673
    3,292,056     HSBC Holdings .............................        37,721,176
      515,000     Intercare Group PLC .......................           737,624
    4,090,818     Invensys PLC ..............................        19,934,743
      350,000     Johnston Group PLC ........................         2,088,742
    4,545,154     McAlpine (Alfred) PLC .....................        17,472,066
    3,356,500     Mirror Group PLC ..........................        14,809,153
    1,136,045     Molins PLC ................................         2,337,837
    3,027,122     Nycomed Amersham PLC ......................        18,364,376
      584,000     Partridge Fine Art Ord ....................           552,827
   19,750,533     Pilkington PLC ............................        33,165,592
    1,947,500     Regal Hotel Group PLC .....................           609,172
    4,562,511     Rexam PLC .................................        19,491,715
    3,493,490     Sherwood Group PLC ........................         1,135,888
      277,100     SmithKline Beecham PLC, Units, ADR ........        15,967,888
      779,500     Swan Hill Group PLC .......................           827,722
      136,452     Thistle Hotels PLC ........................           386,382
    3,001,672     Time Products PLC .........................         4,941,650
    3,255,529     TT Group PLC ..............................         7,356,016
    1,200,000     Union PLC .................................           503,768
    1,537,500     Wolverhampton & Dudley Breweries PLC ......        14,301,195
       37,500     Young & Company's Brewery PLC, Class A ....           509,324
                                                                 --------------
                                                                    349,709,096
                                                                 --------------
                  UNITED STATES--10.6%
      221,000     American Express Company ..................    $   29,752,125
       75,700     American National Insurance Company .......         5,090,825
      333,097     Bank One Corporation ......................        11,595,939
      514,800     Chase Manhattan Corporation ...............        38,803,050
       81,500     Coca-Cola Bottling Company ................         4,571,641
      348,300     Comerica Inc. .............................        17,632,688
      230,400     Federal Home Loan Mortgage Corporation ....        11,980,800
       70,000     GATX Corporation ..........................         2,174,375
      200,000     Harland (John H.) Company .................         3,887,500
      594,000     Hollinger International Inc. ..............         7,053,750
      197,100     Household International Inc. ..............         7,908,638
      704,000     MBIA Inc. .................................        32,824,000
    2,679,334     Panamerican Beverages Inc., Class A .......        44,376,469
      319,600     Philip Morris Companies Inc. ..............        10,926,325
      460,000     PNC Bank Corporation ......................        24,236,250
      596,000     Popular Inc. ..............................        16,520,375
       95,500     Standard Motor Products Inc. ..............         1,856,282
       74,100     Syms Corporation+ .........................           551,119
      294,600     Transatlantic Holdings Inc. ...............        20,695,650
       20,000     Tremont Corporation .......................           477,500
      551,000     UST Inc. ..................................        16,633,314
      525,000     Wells Fargo & Company .....................        20,803,127
                                                                 --------------
                                                                    330,351,742
                                                                 --------------
                  TOTAL COMMON STOCKS
                  (COST $2,125,974,318) .....................     2,893,524,841
                                                                  --------------

                  PREFERRED STOCKS--1.1%
        5,400     Krones AG .................................           186,776
       75,245     KSB AG ....................................         8,608,544
      136,187     Moebel Walther AG .........................         1,724,750
      125,276     ProSieben Media AG ........................         5,399,661
      828,400     Unilever NV+ ..............................         4,434,572
      165,135     Villeroy & Boch AG ........................        15,992,785
                                                                 --------------
                  TOTAL PREFERRED STOCKS
                  (COST $44,956,141) ........................        36,347,088
                                                                  --------------

                  COMMON STOCK WARRANTS--0.0%++
                  (COST  $0)
       83,343     Banque Nationale de Paris, Expires 7/15/02+           691,843
                                                                 --------------

                  CONVERTIBLE CORPORATE BOND--0.0%++
                  (COST $104,000)
JPY 9,000,000     Shikoku Coca-Cola Bottling, 2.400%
                  due 3/29/02 ...............................    $      103,047
                                                                  --------------

                  COMMERCIAL PAPER--3.5%
                  (COST $110,000,000)
 $110,000,000     General Electric Capital Corporation,
                  5.600% due 10/1/99 ........................       110,000,000
                                                                  --------------

                  U.S. TREASURY BILLS--0.4%
   10,000,000     4.501%** due 1/6/00 .......................         9,872,500
    3,000,000     4.898%** due 7/20/00 ......................         2,880,600
                                                                 --------------
                  TOTAL U.S. TREASURY BILLS
                  (COST $12,770,492) ........................        12,753,100
                                                                 --------------

                  REPURCHASE AGREEMENT--3.1%
                  (COST $96,933,000)
   96,933,000     Agreement with Warburg Dillon Read, 5.280%
                  dated 9/30/99, to be repurchased at
                  $96,947,217 on 10/1/99, collateralized by
                  $98,136,000, U.S. Treasury Notes, 6.125%
                  due 8/15/07 (market value $98,872,020) ....        96,933,000
                                                                 --------------

TOTAL INVESTMENTS (COST $2,390,737,951*) .............. 100.3 %   3,150,352,919
OTHER ASSETS AND LIABILITIES (NET) ....................  (0.3)      (10,648,302)
                                                        -----     -------------
NET ASSETS ............................................ 100.0 %   $3,139,704,617
                                                        =====     ==============
------------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depository Receipt
JPY--Japanese Yen
Ord--Ordinary Share

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

September 30, 1999 (Unaudited)

                                                PERCENTAGE OF     MARKET VALUE
SECTOR DIVERSIFICATION                            NET ASSETS         (NOTE 1)
----------------------                          -------------    ---------------
COMMON STOCKS:
Printing and Publishing ....................        11.0%        $  344,589,813
Financial Services .........................        10.7            335,261,986
Banking ....................................        10.6            332,723,033
Food and Beverages .........................        10.5            330,066,130
Pharmaceuticals ............................         9.9            309,683,881
Manufacturing ..............................         3.9            123,065,710
Tobacco ....................................         3.4            106,582,219
Chemicals ..................................         3.1             97,267,993
Machinery ..................................         3.1             96,523,417
Forest Products ............................         2.5             80,061,922
Consumer Non-Durables ......................         2.5             77,958,649
Holdings ...................................         2.3             72,893,541
Autos ......................................         2.2             70,135,870
Consumer Durables ..........................         2.0             62,276,507
Retail .....................................         2.0             62,147,146
Engineering and Construction ...............         2.0             61,348,595
Transportation .............................         1.5             47,828,634
Insurance ..................................         1.3             39,881,362
Building Materials .........................         1.2             39,557,516
Glass Products .............................         1.2             37,239,731
Electronics ................................         1.0             29,869,625
Radio ......................................         0.8             26,231,640
Textiles ...................................         0.7             22,659,299
Wholesale ..................................         0.6             19,431,524
Construction Materials .....................         0.6             18,807,036
Leisure ....................................         0.4             11,680,695
Health Care ................................         0.3              9,387,123
Real Estate ................................         0.2              6,958,427
Mining and Metal Fabrication ...............         0.2              6,338,992
Medical Research and Supplies ..............         0.1              4,033,625
Other ......................................         0.4             11,033,200
                                                    ----         --------------
TOTAL COMMON STOCKS ........................        92.2          2,893,524,841
                                                    ----         --------------
PREFERRED STOCKS ...........................         1.1             36,347,088
COMMON STOCK WARRANTS ......................         0.0++              691,843
CONVERTIBLE CORPORATE BOND .................         0.0++              103,047
COMMERCIAL PAPER ...........................         3.5            110,000,000
U.S. TREASURY BILLS ........................         0.4             12,753,100
REPURCHASE AGREEMENT .......................         3.1             96,933,000
OTHER ASSETS AND LIABILITIES (NET) .........        (0.3)           (10,648,302)
                                                    ----         --------------
NET ASSETS .................................       100.0%        $3,139,704,617
                                                   =====         ==============
----------
++ Amount represents less than 0.1% of net assets.

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
--------------------------------------------------------------------------------

September 30, 1999 (Unaudited)

                                                   CONTRACT          MARKET
                                                    VALUE             VALUE
  CONTRACTS                                          DATE           (NOTE 1)
  ---------                                        --------         --------
FORWARD EXCHANGE CONTRACTS TO BUY
    1,500,000    Canadian Dollar ................  12/23/99     $     1,023,019
    2,495,222    European Economic Union Euro ...   10/1/99           2,655,539
    1,271,102    European Economic Union Euro ...   10/4/99           1,353,003
      347,415    Great Britain Pound Sterling ...   10/4/99             571,951
    1,505,503    Great Britain Pound Sterling ...   10/5/99           2,478,520
    1,433,549    Hong Kong Dollar ...............   10/4/99             184,546
   32,000,000    Hong Kong Dollar ...............  10/20/99           4,119,177
  122,093,700    Japanese Yen ...................   10/1/99           1,143,039
    2,750,490    Japanese Yen ...................   10/4/99              25,758
    8,205,378    Japanese Yen ...................   10/5/99              76,856
    7,517,384    New Zealand Dollar .............  10/27/99           3,890,514
    1,800,000    New Zealand Dollar .............   11/5/99             931,853
    7,530,023    Norwegian Krone ................   10/4/99             972,162
   17,318,651    Norwegian Krone ................   10/5/99           2,235,901
   21,966,000    South African Rand .............  11/12/99           3,632,379
   20,160,000    South African Rand .............   3/29/00           3,262,204
   37,000,000    Singapore Dollar ...............  10/20/99          21,792,745
   84,808,900    Swedish Krona ..................  11/12/99          10,381,597
    7,500,000    Swiss Franc ....................  10/27/99           5,008,396
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $65,908,800) ...................               $    65,739,159
                                                                ===============

FORWARD EXCHANGE CONTRACTS TO SELL
      153,971    Australian Dollar ..............  12/23/99     $      (100,724)
    8,267,860    Canadian Dollar ................  12/23/99          (5,638,783)
    2,250,750    Canadian Dollar ................   3/27/00          (1,538,050)
    4,517,400    Canadian Dollar ................   3/29/00          (3,087,078)
   14,504,000    Canadian Dollar ................   5/15/00          (9,919,476)
    1,471,800    Canadian Dollar ................    6/5/00          (1,006,937)
    4,393,800    Canadian Dollar ................   6/12/00          (3,006,386)
    9,366,000    Danish Krona ...................  12/23/99          (1,349,997)
   49,325,500    Danish Krona ...................    7/3/00          (7,186,501)
   10,528,500    Danish Krona ...................   9/11/00          (1,539,773)
      340,696    European Economic Union Euro ...   10/5/99            (362,680)
   14,005,616    European Economic Union Euro ...  10/27/99         (14,937,618)
      692,594    European Economic Union Euro ...  10/29/99            (738,810)
   23,462,883    European Economic Union Euro ...   11/5/99         (25,043,535)
   10,029,764    European Economic Union Euro ...  11/12/99         (10,711,863)
    4,003,750    European Economic Union Euro ...  11/15/99          (4,277,131)
   17,009,988    European Economic Union Euro ...  11/22/99         (18,182,330)
   17,767,622    European Economic Union Euro ...  12/10/99         (19,021,387)
   19,649,003    European Economic Union Euro ...  12/23/99         (21,058,856)
    8,868,601    European Economic Union Euro ...  12/31/99          (9,511,164)
    2,531,815    European Economic Union Euro ...    1/4/00     $    (2,716,034)
    9,630,684    European Economic Union Euro ...   1/18/00         (10,341,801)
   21,620,687    European Economic Union Euro ...   2/11/00         (23,257,056)
   39,268,184    European Economic Union Euro ...   2/25/00         (42,282,511)
   19,715,028    European Economic Union Euro ...   3/27/00         (21,275,431)
   16,197,246    European Economic Union Euro ...   3/29/00         (17,481,642)
   36,281,179    European Economic Union Euro ...   4/13/00         (39,197,556)
   27,573,529    European Economic Union Euro ...   4/25/00         (29,813,907)
   32,189,828    European Economic Union Euro ...    5/8/00         (34,835,566)
   22,939,989    European Economic Union Euro ...   5/15/00         (24,837,087)
   10,144,794    European Economic Union Euro ...   5/22/00         (10,988,890)
   27,955,607    European Economic Union Euro ...    6/5/00         (30,309,970)
    1,414,961    European Economic Union Euro ...   6/12/00          (1,534,843)
   43,876,027    European Economic Union Euro ...   6/16/00         (47,606,101)
   13,216,899    European Economic Union Euro ...   6/23/00         (14,347,215)
   42,975,838    European Economic Union Euro ...   7/14/00         (46,716,461)
    4,637,789    European Economic Union Euro ...   7/24/00          (5,044,819)
    1,826,484    European Economic Union Euro ...   8/14/00          (1,989,559)
    4,585,053    European Economic Union Euro ...   8/21/00          (4,996,745)
    4,652,028    European Economic Union Euro ...   8/28/00          (5,072,090)
   14,174,411    European Economic Union Euro ...   9/11/00         (15,468,671)
      306,885    Great Britain Pound Sterling ...   10/1/99            (505,224)
   17,925,430    Great Britain Pound Sterling ...  10/20/99         (29,511,434)
    4,866,180    Great Britain Pound Sterling ...   11/5/99          (8,012,008)
    4,276,637    Great Britain Pound Sterling ...  11/15/99          (7,042,043)
    3,644,094    Great Britain Pound Sterling ...  11/22/99          (6,000,893)
    5,442,671    Great Britain Pound Sterling ...  12/31/99          (8,965,977)
   19,680,197    Great Britain Pound Sterling ...   2/11/00         (32,420,148)
   12,503,126    Great Britain Pound Sterling ...   2/25/00         (20,597,009)
   12,309,965    Great Britain Pound Sterling ...   3/13/00         (20,278,805)
   12,174,337    Great Britain Pound Sterling ...   3/27/00         (20,055,378)
   14,729,348    Great Britain Pound Sterling ...   3/29/00         (24,264,042)
    6,225,100    Great Britain Pound Sterling ...   4/13/00         (10,252,669)
   12,448,649    Great Britain Pound Sterling ...   4/25/00         (20,498,584)
    6,159,153    Great Britain Pound Sterling ...    5/8/00         (10,140,591)
    9,332,421    Great Britain Pound Sterling ...   6/12/00         (15,357,794)
   12,484,940    Great Britain Pound Sterling ...   6/16/00         (20,544,579)
   12,636,634    Great Britain Pound Sterling ...    7/3/00         (20,789,365)
    4,474,845    Great Britain Pound Sterling ...   7/14/00          (7,360,757)
   25,345,330    Great Britain Pound Sterling ...   7/24/00         (41,685,310)
    3,083,470    Great Britain Pound Sterling ...   8/21/00          (5,069,421)
    9,425,663    Great Britain Pound Sterling ...   8/28/00         (15,494,908)
    2,288,896    Great Britain Pound Sterling ...   9/11/00          (3,762,009)
          499    Hong Kong Dollar ...............   10/5/99                 (64)
  158,880,000    Hong Kong Dollar ...............  10/20/99         (20,451,712)
   56,100,100    Hong Kong Dollar ...............   11/5/99          (7,220,439)
  127,448,000    Hong Kong Dollar ...............  11/12/99         (16,401,583)
   55,548,500    Hong Kong Dollar ...............   1/18/00          (7,139,982)
   31,663,200    Hong Kong Dollar ...............    3/6/00          (4,065,124)
   94,668,000    Hong Kong Dollar ...............   3/27/00         (12,147,886)
   47,178,000    Hong Kong Dollar ...............   4/13/00          (6,050,279)
   78,345,000    Hong Kong Dollar ...............   4/25/00         (10,041,803)
   78,200,000    Hong Kong Dollar ...............    5/8/00         (10,019,593)
   31,360,800    Hong Kong Dollar ...............   5/15/00          (4,017,172)
   62,879,200    Hong Kong Dollar ...............   6/16/00          (8,045,207)
   78,491,000    Hong Kong Dollar ...............    7/3/00         (10,036,506)
   94,239,600    Hong Kong Dollar ...............   7/14/00         (12,045,447)
   31,474,000    Hong Kong Dollar ...............   7/24/00          (4,021,461)
   78,763,000    Hong Kong Dollar ...............   8/28/00         (10,050,843)
  157,408,554    Japanese Yen ...................   10/1/99          (1,473,656)
   71,706,301    Japanese Yen ...................   10/4/99            (671,534)
   71,482,749    Japanese Yen ...................   10/5/99            (669,550)
2,235,400,000    Japanese Yen ...................  11/12/99         (21,070,808)
  466,720,000    Japanese Yen ...................  11/15/99          (4,401,542)
2,919,000,000    Japanese Yen ...................  12/10/99         (27,645,991)
  559,500,000    Japanese Yen ...................  12/24/99          (5,311,663)
  329,130,000    Japanese Yen ...................    1/4/00          (3,130,238)
  544,050,000    Japanese Yen ...................   2/16/00          (5,209,371)
1,275,010,000    Japanese Yen ...................   2/25/00         (12,225,658)
7,505,550,000    Japanese Yen ...................    3/6/00         (72,080,919)
2,684,405,000    Japanese Yen ...................   3/13/00         (25,808,372)
2,810,250,000    Japanese Yen ...................   3/29/00         (27,085,929)
8,651,625,000    Japanese Yen ...................   4/17/00         (83,644,140)
4,555,800,000    Japanese Yen ...................   4/25/00         (44,102,689)
5,568,360,000    Japanese Yen ...................    5/1/00         (53,957,172)
1,156,400,000    Japanese Yen ...................   5/15/00         (11,230,828)
1,761,450,000    Japanese Yen ...................   5/22/00         (17,126,321)
4,594,800,000    Japanese Yen ...................    6/5/00         (44,775,339)
4,037,950,000    Japanese Yen ...................   6/12/00         (39,393,234)
1,142,200,000    Japanese Yen ...................   6/16/00         (11,150,175)
5,763,750,000    Japanese Yen ...................   6/23/00         (56,329,026)
1,146,300,000    Japanese Yen ...................    7/3/00         (11,220,726)
8,038,800,000    Japanese Yen ...................   7/14/00         (78,827,498)
  672,360,000    Japanese Yen ...................   7/24/00          (6,603,613)
  652,380,000    Japanese Yen ...................   8/14/00          (6,428,840)
3,152,550,000    Japanese Yen ...................   8/21/00         (31,101,185)
2,843,628,000    Japanese Yen ...................   9/11/00         (28,147,090)
    7,517,384    New Zealand Dollar .............  10/27/99          (3,890,514)
    6,753,497    New Zealand Dollar .............   11/5/99          (3,496,258)
    9,293,680    New Zealand Dollar .............  11/12/99          (4,812,667)
   28,790,787    New Zealand Dollar .............  12/23/99         (14,933,893)
    3,723,008    New Zealand Dollar .............   3/13/00          (1,933,889)
   12,025,902    New Zealand Dollar .............   3/27/00          (6,248,140)
    8,914,245    New Zealand Dollar .............    5/8/00          (4,632,514)
   12,151,804    New Zealand Dollar .............   6/12/00          (6,316,141)
    1,882,176    New Zealand Dollar .............    7/3/00            (978,405)
    9,421,519    New Zealand Dollar .............   7/31/00          (4,898,265)
   11,738,250    Norwegian Krone ................  12/23/99          (1,515,102)
   26,956,300    Norwegian Krone ................   2/11/00          (3,479,245)
   23,490,000    Norwegian Krone ................   5/22/00          (3,032,648)
   79,559,000    Norwegian Krone ................   8/28/00         (10,276,784)
    6,328,800    Norwegian Krone ................   9/11/00            (817,564)
      695,629    Singapore Dollar ...............   10/5/99            (409,281)
   48,300,000    Singapore Dollar ...............  10/20/99         (28,448,367)
   12,796,000    Singapore Dollar ...............   11/5/99          (7,546,615)
   16,337,000    Singapore Dollar ...............  11/15/99          (9,644,483)
   14,447,700    Singapore Dollar ...............  11/22/99          (8,535,033)
   32,456,000    Singapore Dollar ...............  12/10/99         (19,207,531)
    5,667,200    Singapore Dollar ...............  12/23/99          (3,358,152)
   29,745,000    Singapore Dollar ...............   1/18/00         (17,659,683)
   33,900,000    Singapore Dollar ...............   2/25/00         (20,177,644)
   33,740,000    Singapore Dollar ...............   4/13/00         (20,145,713)
   41,650,000    Singapore Dollar ...............   4/28/00         (24,892,339)
   16,532,000    Singapore Dollar ...............    5/8/00          (9,886,699)
    8,300,500    Singapore Dollar ...............   5/15/00          (4,966,183)
   11,554,900    Singapore Dollar ...............   6/23/00          (6,930,360)
   49,629,000    Singapore Dollar ...............   7/14/00         (29,805,804)
   13,161,600    Singapore Dollar ...............   7/31/00          (7,912,970)
    8,179,000    Singapore Dollar ...............   8/14/00          (4,921,687)
   17,148,560    Singapore Dollar ...............   8/28/00         (10,328,186)
   21,966,000    South African Rand .............  11/12/99          (3,632,379)
   20,160,000    South African Rand .............   3/29/00          (3,262,204)
   65,775,000    South African Rand .............   4/28/00         (10,598,371)
   51,332,000    South African Rand .............   6/23/00          (8,205,528)
   19,570,800    South African Rand .............   7/14/00          (3,119,050)
   98,017,500    South African Rand .............   7/31/00         (15,583,261)
   84,808,900    Swedish Krona ..................  11/12/99         (10,381,597)
   24,066,900    Swedish Krona ..................  11/22/99          (2,948,256)
   11,893,050    Swedish Krona ..................  12/23/99          (1,460,280)
   38,448,500    Swedish Krona ..................   1/18/00          (4,727,760)
   32,340,000    Swedish Krona ..................   3/29/00          (3,990,894)
   81,385,000    Swedish Krona ..................   4/13/00         (10,048,898)
   73,989,000    Swedish Krona ..................   4/28/00          (9,140,815)
   24,981,000    Swedish Krona ..................   5/22/00          (3,088,995)
   33,746,000    Swedish Krona ..................    6/5/00          (4,175,003)
   24,927,600    Swedish Krona ..................    7/3/00          (3,087,229)
   65,504,000    Swedish Krona ..................   7/24/00          (8,118,884)
   40,856,000    Swedish Krona ..................   8/28/00          (5,070,498)
    4,893,000    Swedish Krona ..................   9/11/00            (607,570)
      125,769    Swiss Franc ....................   10/5/99             (83,750)
   64,250,000    Swiss Franc ....................  10/27/99         (42,905,253)
   22,207,100    Swiss Franc ....................   11/5/99         (14,845,638)
   19,731,000    Swiss Franc ....................  11/12/99         (13,201,066)
   18,706,800    Swiss Franc ....................  12/10/99         (12,556,486)
   18,785,200    Swiss Franc ....................  12/31/99         (12,639,647)
   10,496,000    Swiss Franc ....................   1/18/00          (7,076,467)
   18,305,300    Swiss Franc ....................    3/6/00         (12,407,678)
   18,292,300    Swiss Franc ....................   3/13/00         (12,408,504)
   42,141,000    Swiss Franc ....................   3/27/00         (28,630,574)
   35,362,500    Swiss Franc ....................   3/29/00         (24,030,358)
   43,395,900    Swiss Franc ....................   4/25/00         (29,569,958)
   29,128,000    Swiss Franc ....................    5/8/00         (19,873,847)
   14,627,000    Swiss Franc ....................    6/5/00         (10,008,066)
    8,863,200    Swiss Franc ....................   6/13/00          (6,069,241)
   29,386,000    Swiss Franc ....................   6/16/00         (20,128,672)
   19,301,100    Swiss Franc ....................   6/23/00         (13,230,057)
    5,774,000    Swiss Franc ....................   8/21/00          (3,981,245)
    8,475,330    Swiss Franc ....................   9/11/00          (5,856,082)
                                                                ---------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $2,480,007,007) ................               $(2,516,309,010)
                                                                ===============

TWEEDY, BROWNE GLOBAL VALUE FUND

-----------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
-----------------------------------------------------------------------------------------------

September 30, 1999 (Unaudited)

ASSETS
    Investments, at value (Cost $2,390,737,951) (Note 1)
        See accompanying schedule .......................                        $3,150,352,919
    Receivable for investment securities sold ...........                           246,956,596
    Receivable for Fund shares sold .....................                            34,011,054
    Dividends and interest receivable ...................                            10,348,969
                                                                                 --------------
        TOTAL ASSETS ....................................                         3,441,669,538
                                                                                 --------------

LIABILITIES
    Payable for investment securities purchased ...            $254,952,069
    Net unrealized depreciation of forward exchange
      contracts (Note 1) ..........................              36,471,644
    Due to custodian ..............................               5,069,792
    Payable for Fund shares redeemed ..............               2,444,233
    Investment advisory fee payable (Note 2) ......               2,028,627
    Custodian fees payable (Note 2) ...............                 349,982
    Transfer agent fees payable (Note 2) ..........                  54,174
    Accrued expenses and other payables ...........                 594,400
                                                               ------------
        TOTAL LIABILITIES ...............................                           301,964,921
                                                                                 --------------
NET ASSETS ..............................................                        $3,139,704,617
                                                                                 ==============
NET ASSETS CONSIST OF
    Undistributed net investment income .................                        $   33,879,717
    Accumulated net realized gain on securities, forward
      exchange contracts and foreign currencies .........                           119,412,321
    Net unrealized appreciation of securities, forward
      exchange
      contracts, foreign currencies and net other assets                            723,208,681
    Par value ...........................................                                15,322
    Paid-in capital in excess of par value ..............                         2,263,188,576
                                                                                 --------------
        TOTAL NET ASSETS ................................                        $3,139,704,617
                                                                                 ==============
NET ASSET VALUE, offering and redemption price per share
    ($3,139,704,617 / 153,222,557 shares of common stock
      outstanding) ......................................                                $20.49
                                                                                         ======

                            SEE NOTES TO FINANCIAL STATEMENTS


TWEEDY, BROWNE GLOBAL VALUE FUND
---------------------------------------------------------------------------------------------
 Statement of Operations
---------------------------------------------------------------------------------------------

For the Six Months Ended September 30, 1999 (Unaudited)

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $4,963,071)                   $ 43,690,913
    Interest (net of foreign withholding taxes of $92) ..                           4,232,121
                                                                                 ------------
        TOTAL INVESTMENT INCOME .........................                          47,923,034
                                                                                 ------------
EXPENSES
    Investment advisory fee (Note 2) ..............            $19,022,570
    Custodian fees (Note 2) .......................                686,392
    Administration fee (Note 2) ...................                575,478
    Transfer agent fees (Note 2) ..................                316,962
    Legal and audit fees ..........................                 83,248
    Directors' fees and expenses (Note 2) .........                 39,712
    Other .........................................                357,531
                                                               -----------
        TOTAL EXPENSES ..................................                          21,081,893
                                                                                 ------------
NET INVESTMENT INCOME ...................................                          26,841,141
                                                                                 ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3):
    Net realized gain (loss) on:
      Securities ........................................                          24,929,555
      Forward exchange contracts ........................                         (17,404,124)
      Foreign currencies and net other assets ...........                             (29,173)
                                                                                 ------------
    Net realized gain on investments during the period ..                           7,496,258
                                                                                 ------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ........................................                         351,045,789
      Forward exchange contracts ........................                         (34,519,208)
      Foreign currencies and net other assets ...........                              91,595
                                                                                 ------------
    Net unrealized appreciation of investments during the period                  316,618,176
                                                                                 ------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .........                         324,114,434
                                                                                 ------------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ..............................................                        $350,955,575
                                                                                 ============

                            SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------

                                                             SIX MONTHS
                                                                ENDED              YEAR
                                                               9/30/99             ENDED
                                                             (UNAUDITED)          3/31/99
                                                             -----------          -------
Net investment income ...................................   $   26,841,141    $   31,526,397
Net realized gain on securities, forward exchange
  contracts and currency transactions during the
  period ................................................        7,496,258       197,166,019
Net unrealized appreciation (depreciation) of
  securities,
  forward exchange contracts, foreign currencies and
  net other assets during the period ....................      316,618,176      (176,604,854)
                                                            --------------    --------------

Net increase in net assets resulting from operations ....      350,955,575        52,087,562
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income ..............................................             --         (51,902,775)
  Distributions to shareholders from net realized
    gain on
    investments .........................................             --        (135,825,791)
Net increase in net assets from Fund share
  transactions
  (Note 4) ..............................................      199,175,071       197,274,233
                                                            --------------    --------------
Net increase in net assets ..............................      550,130,646        61,633,229
NET ASSETS
Beginning of period .....................................    2,589,573,971     2,527,940,742
                                                            --------------    --------------
End of period (including undistributed net investment
  income of $33,879,717 and $7,038,576, respectively) ...   $3,139,704,617    $2,589,573,971
                                                            ==============    ==============

                           SEE NOTES TO FINANCIAL STATEMENTS

---------------------------------------------------------------------------------------------------------------------
TWEEDY, BROWNE GLOBAL VALUE FUND
---------------------------------------------------------------------------------------------------------------------

 Financial Highlights

For a Fund share outstanding throughout each period.

                                      SIX MONTHS
                                         ENDED          YEAR          YEAR          YEAR          YEAR           YEAR
                                        9/30/99         ENDED         ENDED         ENDED         ENDED         ENDED
                                      (UNAUDITED)      3/31/99       3/31/98       3/31/97     3/31/96(a)      3/31/95
                                      -----------      -------       -------       -------     ----------      -------
Net asset value, beginning of
  period ..........................      $18.08        $18.98        $15.46        $14.28        $11.52        $12.26
                                         ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income (b) .........        0.17          0.23          0.26          0.12          0.15          0.10
Net realized and unrealized gain
  (loss) on investments ...........        2.24          0.24          4.62          2.18          2.81         (0.68)
                                         ------        ------        ------        ------        ------        ------
    Total from investment
      operations ..................        2.41          0.47          4.88          2.30          2.96         (0.58)
                                         ------        ------        ------        ------        ------        ------
DISTRIBUTIONS:
  Dividends from net investment
    income ........................        --           (0.38)        (0.79)        (0.19)         --            --
  Dividends in excess of net
    investment income .............        --            --           (0.08)        (0.36)         --            --
  Distributions from net realized
    gains .........................        --           (0.99)        (0.49)        (0.57)        (0.05)        (0.06)
  Distributions in excess of
    net realized gains ............        --            --            --            --           (0.15)        (0.10)
                                         ------        ------        ------        ------        ------        ------
    Total
distributions .....................        --           (1.37)        (1.36)        (0.12)        (0.20)        (0.16)
                                         ------        ------        ------        ------        ------        ------
Net asset value, end of period ....      $20.49        $18.08        $18.98        $15.46        $14.28        $11.52
                                         ======        ======        ======        ======        ======        ======
Total return(c) ...................      13.33%         3.03%        33.09%        16.66%        25.88%       (4.74)%
                                         ======        ======        ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of period (in
  000's) ..........................  $3,139,705    $2,589,574    $2,527,941    $1,441,210      $950,911      $655,035
Ratio of operating expenses to
  average net assets(d) ...........       1.39%(e)      1.41%         1.42%         1.58%         1.60%         1.65%
Ratio of net investment income to
  average net assets ..............       1.76%(e)      1.26%         1.05%         0.73%         1.15%         1.08%
Portfolio turnover rate ...........          5%           23%           16%           20%           17%           16%

------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the administrator for the years ended March 31, 1998 and 1997 were $0.26 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratio before the waiver of fees by the administrator for the years ended March 31, 1998 and
    1997 were 1.43% and 1.58%, respectively.
(e) Annualized.

                                           SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE GLOBAL VALUE FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne Global Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on June 15, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND
    ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid.

    The current members and retired general partners and their families, as well as employees, of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $43.1 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                   FEES ON ASSETS
                                       ---------------------------------------
                                                       BETWEEN
                                                     $500 MILLION
                                          UP TO          AND        EXCEEDING
                                       $500 MILLION   $1 BILLION   $1 BILLION
------------------------------------------------------------------------------
Administration Fees                       0.06%         0.04%         0.02%
------------------------------------------------------------------------------

                                          UP TO       EXCEEDING
                                       $100 MILLION  $100 MILLION
------------------------------------------------------------------------------
Accounting Fees                           0.03%         0.01%
------------------------------------------------------------------------------

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay a minimum monthly fee of $4,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). First Data Investor Services Group, Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 1999, aggregated $195,835,676 and $135,034,163, respectively.

    At September 30, 1999, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $914,302,566 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $154,687,598.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 600,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                ----------------------------------------------------------------------------
                                      SIX MONTHS ENDED 9/30/99                  YEAR ENDED 3/31/99
                                ----------------------------------------------------------------------------
                                     SHARES             AMOUNT              SHARES             AMOUNT
------------------------------------------------------------------------------------------------------------
Sold                                 52,074,642       $1,058,914,927        68,156,263       $1,217,805,048
Reinvested                                 --                   --          10,128,684          170,060,040
Redeemed                            (42,088,435)        (859,739,856)      (68,246,032)      (1,190,590,855)
------------------------------------------------------------------------------------------------------------
Net Increase                          9,986,207       $  199,175,071        10,038,915       $  197,274,233
------------------------------------------------------------------------------------------------------------

5.  FOREIGN SECURITIES

    Investing in securities of foreign companies and foreign governments involves economic and political risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These considerations include changes in exchange rates and exchange rate controls (which may include suspension of the ability to transfer currency from a given country), costs incurred in conversions between currencies, non-negotiable brokerage commissions, less publicly available information, different accounting standards, lower trading volume, delayed settlements and greater market volatility, the difficulty of enforcing obligations in other countries, less securities regulation, different tax provisions (including withholding on dividends paid to the Fund), war, expropriation, political and social instability and diplomatic developments.

6.  LINE OF CREDIT

    The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 29, 1999, provides the Company, on behalf of the Fund and the Tweedy, Browne American Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. As a temporary measure, the Commitment has been increased to $300 million for the period December 1, 1999 through January 31, 2000. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is reduced by any borrowings of the Tweedy, Browne American Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment and, during the period December 1, 1999 through January 31, 2000, a facility fee equal to 0.11% annually of the unutilized increase in the Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the period April 1, 1999 through September 30, 1999, the Company did not borrow, on behalf of the Fund, under the Agreement.

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Portfolio of Investments
--------------------------------------------------------------------------------

September 30, 1999 (Unaudited)      [Graphic Omitted]

                                                                     MARKET
                                                                     VALUE
      SHARES                                                        (NOTE 1)
      ------                                                        --------
                COMMON STOCKS--DOMESTIC--77.2%
                ADVERTISING--0.4%
$    11,580     Grey Advertising Inc. .......................    $    4,255,650
                                                                 --------------
                AUTOMOTIVE PARTS--1.9%
    739,000     Dollar Thrifty Automotive Group Inc.+ .......        15,288,063
    138,800     Standard Motor Products Inc. ................         2,697,925
    115,300     Standard Products Company ...................         4,078,738
      5,200     Woodward Governor Company ...................           129,838
                                                                 --------------
                                                                     22,194,564
                                                                 --------------
                BANKING--10.1%
     45,300     BancFirst Corporation .......................         1,436,859
    252,898     Bank One Corporation ........................         8,804,012
     20,400     Cape Cod Bank & Trust Company ...............           317,475
    541,814     Chase Manhattan Corporation .................        40,839,230
    112,650     Comerica Inc. ...............................         5,702,906
      4,500     Community Financial Group--Bank of Nashville             66,516
     20,400     First Mortgage Corporation+ .................            80,325
    627,295     Hibernia Corporation, Class A ...............         7,292,304
     43,342     Mid-America Bancorp .........................         1,048,335
    246,700     PNC Bank Corporation ........................        12,998,006
    802,520     Popular Inc. ................................        22,244,851
    360,000     Wells Fargo & Company .......................        14,265,000
                                                                 --------------
                                                                    115,095,819
                                                                 --------------
                BASIC INDUSTRIES--4.5%
    298,600     ACX Technologies Inc.+ ......................         2,836,700
    219,200     Alamo Group Inc. ............................         2,027,600
    215,700     Gorman-Rupp Company .........................         3,370,313
    724,000     Rayonier Inc. ...............................        30,408,000
     70,200     Sequa Corporation, Class A+ .................         4,422,600
     64,000     Tecumseh Products Company, Class A ..........         3,196,000
     66,100     Tecumseh Products Company, Class B ..........         3,015,813
     78,000     Tremont Corporation .........................         1,862,250
                                                                 --------------
                                                                     51,139,276
                                                                 --------------
                BUSINESS AND COMMERCIAL SERVICES--2.1%
    716,000     Harland (John H.) Company ...................        13,917,250
     93,400     HUB Group Inc., Class A+ ....................         1,908,863
      5,200     IIC Industries Inc.+ ........................            55,413
    143,100     Primark Corporation+ ........................         4,069,406
    198,000     Wallace Computer Services Inc. ..............         4,009,500
                                                                 --------------
                                                                     23,960,432
                                                                 --------------
                CHEMICALS--1.5%
    307,000     International Specialty Products Inc.+ ......         3,050,813
    680,700     Lilly Industries Inc., Class A ..............         9,274,538
    232,900     Oil-Dri Corporation of America ..............         3,391,606
     77,500     Stepan Chemical Company .....................         1,767,969
                                                                 --------------
                                                                     17,484,926
                                                                 --------------
                CONSUMER NON-DURABLES--6.0%
    103,900     Bairnco Corporation .........................           727,300
    130,400     Coca-Cola Bottling Company ..................         7,314,625
    347,500     M & F Worldwide Corporation+ ................         2,780,000
    869,470     Philip Morris Companies Inc. ................        29,725,006
    910,900     UST Inc. ....................................        27,497,794
     57,200     Village Super Market Inc., Class A+ .........           811,525
                                                                 --------------
                                                                     68,856,250
                                                                 --------------
                CONSUMER SERVICES--3.2%
    249,500     Bell & Howell Company+ ......................         9,153,531
    512,900     Jones Intercable Inc., Class A+ .............        27,712,628
                                                                 --------------
                                                                     36,866,159
                                                                 --------------
                ELECTRONIC EQUIPMENT--0.2%
    115,000     Regal Beloit ................................         2,386,250
                                                                 --------------
                ENGINEERING AND CONSTRUCTION--0.9%
    107,300     Harding Lawson Associates Group Inc.+ .......           841,634
    150,500     Hovnanian Enterprises Inc., Class A+ ........         1,166,375
     22,900     Liberty Homes Inc., Class A .................           152,428
     10,000     Liberty Homes Inc., Class B .................            83,125
     51,300     M/I Schottenstein Homes Inc. ................           846,450
    884,500     Oakwood Homes Corporation ...................         3,980,250
     28,837     Oriole Homes Corporation, Class B+ ..........            40,552
    269,000     RDO Equipment Company, Class A+ .............         1,782,125
    158,000     Washington Homes Inc.+ ......................           829,500
                                                                 --------------
                                                                      9,722,439
                                                                 --------------
                FINANCIAL SERVICES--17.6%
    382,230     American Express Company ....................        51,457,714
    980,300     Credit Acceptance Corporation+ ..............         5,835,848
    789,380     Federal Home Loan Mortgage Corporation ......        41,047,760
    446,400     Federated Investors, Inc., Class B ..........         7,700,400
    623,500     Household International Inc. ................        25,017,938
     41,600     Kent Financial Services Inc.+ ...............           161,200
     30,000     Letchworth Independent Bancshares Corporation           601,875
    858,700     MBIA Inc. ...................................        40,036,888
    142,000     Morgan, (J.P.) & Company Inc. ...............        16,223,500
    756,000     Phoenix Duff & Phelps Corporation ...........         6,331,500
    109,030     ReliaStar Financial Corporation .............         3,625,248
     29,800     Value Line Inc. .............................         1,041,138
     39,004     Whitney Holding Corporation .................         1,323,698
                                                                 --------------
                                                                    200,404,707
                                                                 --------------
                FOOD AND BEVERAGES--1.4%
    950,050     Panamerican Beverages Inc., Class A .........        15,735,203
                                                                 --------------
                FURNITURE--1.2%
     29,900     Flexsteel Industries Inc. ...................    $      408,322
    212,600     HON Industries Inc. .........................         4,092,550
    598,400     O' Sullivan Industries Holdings Inc.+ .......         8,976,000
                                                                 --------------
                                                                     13,476,872
                                                                 --------------
                HEALTH CARE--2.0%
    158,500     Angelica Corporation ........................         1,822,750
     33,412     Johnson & Johnson ...........................         3,069,728
  1,555,000     Quorum Health Group, Inc.+ ..................        10,909,297
    269,800     Sola International Inc. .....................         4,181,900
    155,500     Spacelabs Medical Inc.+ .....................         2,342,219
     10,666     Wyant Corporation+ ..........................            18,666
                                                                 --------------
                                                                     22,344,560
                                                                 --------------
                INSURANCE--8.7%
    408,900     20th Century Industries .....................         7,922,438
    463,500     American Annuity Group Inc. .................        10,023,188
     77,400     American Indemnity Financial Corporation ....            77,400
    165,125     American National Insurance Company .........        11,104,656
     16,520     Kansas City Life Insurance Company ..........           605,045
    488,000     Leucadia National Corporation ...............        10,248,000
     21,600     Merchants Group Inc. ........................           491,400
    424,300     MMI Companies Inc. ..........................         4,640,781
    110,000     National Western Life Insurance Company, Class A+     9,343,125
     31,500     Navigators Group Inc.+ ......................           429,188
     16,500     RLI Corporation .............................           544,500
    288,000     SCPIE Holdings Inc. .........................         9,072,000
    486,000     Transatlantic Holdings Inc. .................        34,141,500
                                                                 --------------
                                                                     98,643,221
                                                                 --------------
                INVESTMENT COMPANIES--0.2%
    190,500     Ampal-American Israel Corporation, Class A+ .         1,238,250
     10,000     PEC Israel Economic Corporation+ ............           348,125
     13,800     Pilgrim Capital Corporation+ ................           392,438
                                                                 --------------
                                                                      1,978,813
                                                                 --------------
                METALS AND METAL PRODUCTS--2.1%
    685,700     ASARCO Inc. .................................        18,385,331
     88,700     Lawson Products Inc. ........................         1,918,138
     11,900     Mestek Inc.+ ................................           238,000
    165,000     Schnitzer Steel Industries Inc. .............         2,995,781
                                                                 --------------
                                                                     23,537,250
                                                                 --------------
                OIL AND GAS--0.3%
     41,460     Matrix Service Company+ .....................           165,840
    175,200     Penn Virginia Corporation ...................         3,640,875
                                                                 --------------
                                                                      3,806,715
                                                                 --------------
                PRINTING AND PUBLISHING--0.7%
    632,100     Hollinger International Inc. ................    $    7,506,188
                                                                 --------------
                REAL ESTATE--1.8%
    716,500     American Real Estate Partners L.P.+ .........         6,224,594
    596,700     Castle & Cooke Inc.+ ........................         9,174,263
     85,800     Echelon International Corporation Inc.+ .....         2,128,913
    108,000     Koger Equity Inc. ...........................         1,728,000
     13,200     Mays (J.W.) Inc.+ ...........................            70,538
     55,225     Ramco-Gershenson Properties Trust ...........           824,923
                                                                 --------------
                                                                     20,151,231
                                                                 --------------
                RESTAURANT CHAINS--4.2%
  1,106,800     McDonald's Corporation ......................        47,592,400
                                                                 --------------
                RETAIL--1.9%
    217,000     Discount Auto Parts Inc.+ ...................         3,499,125
    117,900     EZCORP Inc., Class A ........................           615,291
     54,500     Friedman's Inc., Class A ....................           476,875
     90,100     Government Technology Services Inc.+ ........           326,613
    654,000     Jan Bell Marketing Inc.+ ....................         2,002,875
    130,100     Swiss Army Brands Inc.+ .....................         1,207,491
    182,700     Syms Corporation+ ...........................         1,358,831
    824,500     Value City Department Stores Inc.+ ..........        12,367,500
                                                                 --------------
                                                                     21,854,601
                                                                 --------------
                TELECOMMUNICATIONS--1.4%
     93,600     Commonwealth Telephone Enterprises Inc.+ ....         4,115,475
    280,800     RCN Corporation+ ............................        11,477,700
                                                                 --------------
                                                                     15,593,175
                                                                 --------------
                TRANSPORTATION/TRANSPORTATION SERVICES--2.9%
    650,400     GATX Corporation ............................        20,203,050
     53,100     KLLM Transport Services Inc.+ ...............           262,181
     53,600     Maritrans Inc. ..............................           274,700
    800,000     Wisconsin Central Transportation Corporation+        10,925,000
     34,900     XTRA Corporation+ ...........................         1,387,275
                                                                 --------------
                                                                     33,052,206
                                                                 --------------
                TOTAL COMMON STOCKS--DOMESTIC
                (COST $738,263,627) .........................       877,638,907
                                                                 --------------

                COMMON STOCKS--FOREIGN--19.8%
                FINLAND--0.3%
     18,300     Huhtamaki Group, Class I ....................           578,430
     15,500     Kone Corporation, Class B ...................         2,040,539
                                                                 --------------
                                                                      2,618,969
                                                                 --------------
                FRANCE--0.0%++
        900     Bongrain SA .................................           344,913
                                                                 --------------

                HONG KONG--0.3%
  1,226,080     CDL Hotels International Ltd. ...............           418,274
    478,000     Jardine Strategic Holdings Ltd. .............           975,120
  1,506,000     South China Morning Post (Holdings) Ltd. ....         1,008,149
    525,000     Swire Pacific Ltd., Class B .................           385,239
    182,000     Wing Hang Bank Ltd. .........................           609,174
                                                                 --------------
                                                                      3,395,956
                                                                 --------------
                IRELAND--0.0%++
    202,592     Crean (James) PLC ...........................            91,634
    202,592     OakHill Group PLC+ ..........................           103,492
                                                                 --------------
                                                                        195,126
                                                                 --------------
                JAPAN--9.8%
     56,000     Agro-Kanesho Company Ltd. ...................           576,698
     93,600     Aiful Corporation ...........................        15,904,508
     67,000     Amatsuji Steel Ball Manufacturing Company ...           636,662
     33,000     CCI Corporation .............................           261,059
     89,000     Chiyoda Company .............................           666,573
    247,700     Chofu Seisakusho Company ....................         4,719,089
     70,500     Credia Company Ltd. .........................         2,494,874
    131,000     Daido Metal Company .........................           443,964
    140,000     Danto Corporation ...........................           664,513
    179,000     Denkyosha ...................................           847,952
     61,000     Denyo Company Ltd. ..........................           442,588
     93,000     Fuji Coca-Cola Bottling Company .............         1,567,196
     17,000     Fuji Photo Film Company Ltd. ................           580,911
     76,800     Fuji Photo Film Company Ltd., ADR ...........         2,640,000
    326,000     Fujitec Company Ltd. ........................         4,364,368
    293,000     Fukuda Denshi ...............................         6,583,345
    206,000     Hitachi Koki Company Ltd. ...................           767,570
     78,000     Hitachi Medical Corporation .................         1,072,715
    109,000     Inaba Denkisangyo Company Ltd. ..............         1,775,593
     16,000     Kansai Paint Company Ltd. ...................            44,938
    112,000     Katsuragawa Electric Company ................           629,125
    130,000     Koito Manufacturing .........................           707,110
    132,000     Mandom Corporation ..........................         4,819,548
     95,000     Matsumoto Yushi-Seiyaku Company .............         2,134,532
     19,000     Matsushita Electric Industrial Company ......           402,893
     44,000     Meito Sangyo Company ........................           473,304
    178,000     Morito ......................................           833,216
     58,000     Nankai Plywood Company Ltd. .................           325,797
    107,000     Nippon Cable System .........................         1,502,598
    118,000     Nippon Konpo Unyu Soko ......................           956,682
     48,300     Nissin Company Ltd. .........................         3,224,070
     52,000     Nitto FC Company ............................           277,489
    119,000     Riken Vitamin ...............................         1,782,521
     19,000     Sangetsu Company Ltd. .......................           407,340
     31,000     Sanko Sangyo Company ........................           307,634
    130,600     Sanyo Shinpan Finance Company Ltd. ..........         8,424,229
     63,800     Shikoku Coca-Cola Bottling ..................           895,941
     54,000     Shinki Company Ltd. .........................         2,345,738
     54,000     Shinki Company Ltd., New+ ...................         2,487,291
    192,000     Shinogi & Company Ltd. ......................         1,571,014
     73,000     SK Kaken Company Ltd. .......................         1,394,186
    220,000     Sonton Food Industry ........................         2,183,214
    186,000     Tachi-S .....................................         1,332,115
    103,700     Takefuji Corporation ........................        17,212,947
    141,000     Teikoku Hormone Manufacturing Company .......         1,082,432
    111,000     Tomita Electric Company Ltd. ................           381,379
     10,000     Torii Company Ltd. ..........................            46,342
    162,000     Torishima Pump Manufacturing ................           908,468
     64,000     Toso Company Ltd. ...........................           245,658
     78,000     Toyo Technical Company Ltd. .................           590,029
    188,000     Tsubaki Nakashima Company Ltd. ..............         2,548,556
    220,800     Tsuchiya Home Company .......................           826,850
    214,000     U-Shin ......................................         1,025,774
     45,000     Zojirushi ...................................           294,902
                                                                 --------------
                                                                    111,636,040
                                                                 --------------
                MALAYSIA--0.1%
    485,000     Star Publications (Malaysia) ................         1,123,158
                                                                 --------------
                NETHERLANDS--1.6%
    218,600     Akzo Nobel NV, Sponsored ADR ................         9,338,319
     21,000     European Vinyls Corporation International NV            156,445
     36,500     Holdingmaatschappij de Telegraaf NV .........           710,866
    107,857     Unilever NV, ADR ............................         7,347,758
                                                                 --------------
                                                                     17,553,388
                                                                 --------------
                SINGAPORE--0.3%
    264,000     Fraser & Neave Ltd. .........................           861,882
    334,149     Overseas Union Bank Ltd. ....................         1,484,016
     94,800     Robinson and Company Ord ....................           309,493
                                                                 --------------
                                                                      2,655,391
                                                                 --------------
                SPAIN--0.0%++
     32,000     Unipapel SA .................................           323,532
                                                                 --------------
                SWEDEN--3.5%
    804,300     Pharmacia & Upjohn Inc., Depository Shares ..        39,954,852
                                                                 --------------
                SWITZERLAND--2.3%
      3,650     Compagnie Financiere Richemont AG ...........         7,381,149
      2,000     Edipresse SA, Bearer ........................           891,965
    184,000     Nestle SA, Registered, ADR ..................        17,269,520
     10,666     Novartis AG, ADR ............................           789,985
                                                                 --------------
                                                                     26,332,619
                                                                 --------------
                UNITED KINGDOM--1.6%
    315,000     Caradon PLC .................................           790,841
    274,000     Carclo Engineering Group PLC ................           710,460
    445,000     Dowding & Mills PLC .........................           340,660
     61,145     Elementis PLC ...............................           102,675
    163,670     Glaxo Wellcome PLC, Units, Sponsored ADR ....         8,510,840
    142,000     Hardys & Hansons PLC ........................           545,863
    127,383     HSBC Holdings ...............................         1,459,585
        818     Invensys PLC ................................             3,985
    189,385     McAlpine (Alfred) PLC .......................           728,017
    525,631     Pilkington PLC ..............................           882,653
     93,333     Rexam PLC ...................................           398,731
     63,800     SmithKline Beecham PLC, Units, ADR ..........         3,676,475
    116,959     Thistle Hotels PLC ..........................           331,184
                                                                 --------------
                                                                     18,481,969
                                                                 --------------
                TOTAL COMMON STOCKS--FOREIGN
                (COST $135,672,617) .........................       224,615,913
                                                                 --------------

       FACE
       VALUE
       -----
                COMMERCIAL PAPER--1.8%
                (COST $20,000,000)
$20,000,000     General Electric Capital Corporation,
                5.600% due 10/1/99...........................        20,000,000
                                                                 --------------

                U.S. TREASURY BILL--0.1%
                (COST $988,427)
  1,000,000     4.501%** due 1/6/00 .........................           987,250
                                                                 --------------

                REPURCHASE AGREEMENT--1.2%
                (COST $14,209,000)
 14,209,000     Agreement with UBS Securities Inc., 5.280%
                dated 9/30/99, to be repurchased at
                $14,211,084 on 10/1/99, collateralized by
                $14,622,000 U.S. Treasury Notes, 6.125% due
                11/15/27 (market value $14,494,058) .........        14,209,000
                                                                 --------------
TOTAL INVESTMENTS (COST $909,133,671*) ..............  100.1%     1,137,451,070
OTHER ASSETS AND LIABILITIES (NET) ..................   (0.1)        (1,115,151)
                                                        ----         ----------
NET ASSETS ..........................................  100.0%    $1,136,335,919
                                                       =====     ==============
------------
 * Aggregate cost for Federal tax purposes.
** Rate represents annualized yield at date of purchase.
 + Non-income producing security.
++ Amount represents less than 0.1% of net assets.

Abbreviations:
ADR--American Depository Receipt
Ord--Ordinary Shares

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Schedule of Forward Exchange Contracts
--------------------------------------------------------------------------------

September 30, 1999 (Unaudited)

                                                   CONTRACT           MARKET
                                                    VALUE             VALUE
    CONTRACTS                                        DATE            (NOTE 1)
    ---------                                      --------          --------
FORWARD EXCHANGE CONTRACTS TO BUY
    1,299,206    European Economic Union Euro ...   11/5/99       $   1,386,731
    5,075,350    European Economic Union Euro ...  12/10/99           5,433,490
    2,788,699    Great Britain Pound Sterling ...  12/23/99           4,593,686
  168,735,000    Japanese Yen ...................   11/5/99           1,588,589
  115,350,000    Japanese Yen ...................  12/10/99           1,092,485
      928,333    New Zealand Dollar .............   1/18/00             481,798
    1,599,500    Singapore Dollar ...............   11/5/99             943,327
    1,622,800    Singapore Dollar ...............  12/10/99             960,377
    1,322,000    Singapore Dollar ...............   1/18/00             784,875
   32,084,000    Swedish Krona ..................  12/10/99           3,935,620
    5,700,000    Swedish Krona ..................  12/23/99             699,870
    2,672,400    Swiss Franc ....................  12/10/99           1,793,785
    8,050,800    Swiss Franc ....................  12/31/99           5,416,992
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO BUY
(CONTRACT AMOUNT $29,331,458) ...................                 $  29,111,625
                                                                  =============

FORWARD EXCHANGE CONTRACTS TO SELL
    1,299,206    European Economic Union Euro ...   11/5/99       $  (1,386,731)
    5,075,350    European Economic Union Euro ...  12/10/99          (5,433,490)
      840,401    European Economic Union Euro ...  12/23/99            (900,701)
    1,792,275    European Economic Union Euro ...   3/27/00          (1,934,130)
    9,191,176    European Economic Union Euro ...   4/25/00          (9,937,969)
    4,788,699    Great Britain Pound Sterling ...  12/23/99          (7,888,188)
      968,230    Great Britain Pound Sterling ...   1/18/00          (1,595,012)
    1,537,515    Great Britain Pound Sterling ...   2/11/00          (2,532,824)
    1,240,156    Great Britain Pound Sterling ...    3/6/00          (2,042,970)
      306,861    Great Britain Pound Sterling ...   3/29/00            (505,501)
      631,832    Great Britain Pound Sterling ...    7/3/00          (1,039,468)
    1,360,965    Great Britain Pound Sterling ...   9/11/00          (2,236,871)
    7,935,500    Hong Kong Dollar ...............   1/18/00          (1,019,997)
    5,160,675    Hong Kong Dollar ...............   2/11/00            (662,946)
    3,946,500    Hong Kong Dollar ...............   3/29/00            (506,388)
    7,832,200    Hong Kong Dollar ...............   4/25/00          (1,003,994)
    1,966,550    Hong Kong Dollar ...............   9/11/00            (250,821)
    5,684,252    Japanese Yen ...................   10/4/99             (53,233)
    1,497,000    Japanese Yen ...................   10/5/99             (14,022)
  168,735,000    Japanese Yen ...................   11/5/99          (1,588,589)
  817,320,000    Japanese Yen ...................  12/10/99          (7,740,877)
  559,500,000    Japanese Yen ...................  12/24/99          (5,311,663)
  685,503,000    Japanese Yen ...................   2/11/00          (6,558,665)
  692,820,000    Japanese Yen ...................    3/6/00          (6,653,623)
1,679,400,000    Japanese Yen ...................   3/27/00         (16,181,348)
  337,230,000    Japanese Yen ...................   3/29/00          (3,250,311)
1,138,950,000    Japanese Yen ...................   4/25/00         (11,025,672)
2,238,708,000    Japanese Yen ...................    5/1/00         (21,692,986)
  980,645,000    Japanese Yen ...................   6/12/00          (9,566,928)
  342,660,000    Japanese Yen ...................   6/16/00          (3,345,053)
1,210,387,500    Japanese Yen ...................   6/23/00         (11,829,096)
  784,420,000    Japanese Yen ...................   7/24/00          (7,704,215)
  659,392,000    Japanese Yen ...................   9/11/00          (6,526,861)
      928,333    New Zealand Dollar .............   1/18/00            (481,798)
    1,599,500    Singapore Dollar ...............   11/5/99            (943,327)
    1,622,800    Singapore Dollar ...............  12/10/99            (960,377)
    1,322,000    Singapore Dollar ...............   1/18/00            (784,875)
      842,150    Singapore Dollar ...............   3/27/00            (502,293)
    4,206,250    Singapore Dollar ...............   6/12/00          (2,521,058)
   32,084,000    Swedish Krona ..................  12/10/99          (3,935,620)
   13,875,225    Swedish Krona ..................  12/23/99          (1,703,659)
   24,133,500    Swedish Krona ..................    1/4/00          (2,965,433)
   15,379,400    Swedish Krona ..................   1/18/00          (1,891,104)
   27,097,350    Swedish Krona ..................   2/11/00          (3,336,036)
   20,212,500    Swedish Krona ..................   3/29/00          (2,494,309)
   40,940,000    Swedish Krona ..................   7/24/00          (5,074,303)
   16,342,400    Swedish Krona ..................   8/28/00          (2,028,199)
    2,672,400    Swiss Franc ....................  12/10/99          (1,793,784)
    8,050,800    Swiss Franc ....................  12/31/99          (5,416,991)
   10,496,000    Swiss Franc ....................   1/18/00          (7,076,467)
    8,150,400    Swiss Franc ....................   2/11/00          (5,509,774)
    3,511,750    Swiss Franc ....................   3/27/00          (2,385,882)
    2,121,750    Swiss Franc ....................   3/29/00          (1,441,822)
    1,446,530    Swiss Franc ....................   4/25/00            (985,666)
                                                                  -------------
TOTAL FORWARD EXCHANGE CONTRACTS TO SELL
(CONTRACT AMOUNT $207,767,159) ..................                 $(214,153,920)
                                                                  =============

                       SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
----------------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
----------------------------------------------------------------------------------------------

September 30, 1999 (Unaudited)

ASSETS
    Investments, at value (Cost $909,133,671) (Note 1)
        See accompanying schedule .......................                      $1,137,451,070
    Cash and foreign currency (Cost $787,032) ...........                             787,022
    Receivable for Fund shares sold .....................                           6,448,892
    Dividends and interest receivable ...................                           1,901,861
    Receivable for investment securities sold ...........                              67,230
                                                                               --------------
        TOTAL ASSETS ....................................                       1,146,656,075
                                                                               --------------

LIABILITIES
    Net unrealized depreciation of forward exchange
      contracts
      (Note 1) ....................................           $6,606,594
    Payable for investment securities purchased ...            2,000,594
    Investment advisory fee payable (Note 2) ......              735,495
    Payable for Fund shares redeemed ..............              628,745
    Custodian fees payable (Note 2) ...............               39,126
    Transfer agent fees payable (Note 2) ..........               29,626
    Accrued expenses and other payables ...........              279,976
                                                              ----------
        TOTAL LIABILITIES ...............................                          10,320,156
                                                                               --------------
NET ASSETS ..............................................                      $1,136,335,919
                                                                               ==============
NET ASSETS CONSIST OF
    Undistributed net investment income .................                      $    8,993,145
    Accumulated net realized gain on securities, forward
      exchange
      contracts and foreign currencies ..................                          48,245,529
    Net unrealized appreciation on securities, forward
      exchange
      contracts, foreign currencies and net other assets                          221,706,463
    Par value ...........................................                               4,874
    Paid-in capital in excess of par value ..............                         857,385,908
                                                                               --------------
        TOTAL NET ASSETS ................................                      $1,136,335,919
                                                                               ==============
NET ASSET VALUE, offering and redemption price per share
    ($1,136,335,919 / 48,741,728 shares of common stock
    outstanding) ...........................................                           $23.31
                                                                                       ======

                            SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
---------------------------------------------------------------------------------------------
 Statement of Operations
---------------------------------------------------------------------------------------------

For the Six Months Ended September 30, 1999 (Unaudited)

INVESTMENT INCOME
    Dividends (net of foreign withholding taxes of $104,654)                   $   15,632,254
    Interest ............................................                           1,266,011
                                                                               --------------
        TOTAL INVESTMENT INCOME .........................                          16,898,265
                                                                               --------------
EXPENSES
    Investment advisory fee (Note 2) ..............           $7,237,908
    Administration fee (Note 2) ...................              225,239
    Transfer agent fees (Note 2) ..................              167,493
    Custodian fees (Note 2) .......................               78,991
    Legal and audit fees ..........................               50,137
    Directors' fees and expenses (Note 2) .........               16,152
    Other .........................................              158,574
                                                              ----------
        TOTAL EXPENSES ..................................                           7,934,494
                                                                               --------------
NET INVESTMENT INCOME ...................................                           8,963,771
                                                                               --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  (Notes 1 and 3)
    Net realized gain (loss) on:
      Securities ........................................                          27,092,421
      Forward exchange contracts ........................                          (1,190,519)
      Foreign currencies and net other assets ...........                              (2,670)
                                                                               --------------
    Net realized gain on investments during the period ..                          25,899,232
                                                                               --------------
    Net change in unrealized appreciation (depreciation) of:
      Securities ........................................                          15,399,397
      Forward exchange contracts ........................                          (7,206,226)
      Foreign currencies and net other assets ...........                             (10,017)
                                                                               --------------
    Net unrealized appreciation of investments during the period                    8,183,154
                                                                               --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS .........                          34,082,386
                                                                               --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ............................................                      $   43,046,157
                                                                               ==============

                           SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
 Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             SIX MONTHS
                                                                ENDED                YEAR
                                                               9/30/99               ENDED
                                                             (UNAUDITED)            3/31/99
                                                             -----------            -------
Net investment income ...................................   $    8,963,771    $    5,940,977
Net realized gain on securities, forward exchange
  contracts and currency transactions during the
  period ................................................       25,899,232        30,724,653
Net unrealized appreciation (depreciation) of
  securities,
  forward exchange contracts, foreign currencies and
  net other assets during the period ....................        8,183,154       (54,465,179)
                                                            --------------    --------------
Net increase (decrease) in net assets resulting from
  operations ............................................       43,046,157       (17,799,549)
DISTRIBUTIONS:
  Dividends to shareholders from net investment
    income ..............................................             --          (7,030,923)
  Distributions to shareholders from net realized
    gain on
    investments .........................................             --         (12,518,672)
Net increase in net assets from Fund share
  transactions
  (Note 4) ..............................................       15,075,271       104,325,915
                                                            --------------    --------------
Net increase in net assets ..............................       58,121,428        66,976,771
NET ASSETS
Beginning of period .....................................    1,078,214,491     1,011,237,720
                                                            --------------    --------------

End of period (including undistributed net investment
  income of $8,993,145 and $29,374, respectively) .......   $1,136,335,919    $1,078,214,491
                                                            ==============    ==============

                             SEE NOTES TO FINANCIAL STATEMENT

TWEEDY, BROWNE AMERICAN VALUE FUND
------------------------------------------------------------------------------------------------------------------------
 Financial Highlights
------------------------------------------------------------------------------------------------------------------------

For a Fund share outstanding throughout each period.

                                      SIX MONTHS
                                         ENDED         YEAR          YEAR           YEAR          YEAR          YEAR
                                        9/30/99        ENDED         ENDED          ENDED         ENDED         ENDED
                                      (UNAUDITED)     3/31/99       3/31/98        3/31/97      3/31/96(a)    3/31/95(a)
                                      -----------     -------       -------        -------      ----------    ----------
Net asset value, beginning of
  period ..........................      $22.40        $23.04        $16.22        $14.29        $10.71        $ 9.71
                                         ------        ------        ------        ------        ------        ------
Income from investment operations:
Net investment income (b) .........        0.18          0.12          0.11          0.13          0.15          0.13
Net realized and unrealized gain
  (loss) on investments ...........        0.73         (0.37)         7.31          2.39          3.56          0.93
                                         ------        ------        ------        ------        ------        ------
    Total from investment
      operations ..................        0.91         (0.25)         7.42          2.52          3.71          1.06
                                         ------        ------        ------        ------        ------        ------
DISTRIBUTIONS:
  Dividends from net investment
    income ........................        --           (0.14)        (0.17)        (0.17)        (0.11)        (0.06)
  Distributions from net realized
    gains .........................        --           (0.25)        (0.43)        (0.42)        (0.02)         --
                                         ------        ------        ------        ------        ------        ------
    Total distributions .....................        --           (0.39)        (0.60)        (0.59)        (0.13)        (0.06)
                                         ------        ------        ------        ------        ------        ------
Net asset value, end
of period .........................      $23.31        $22.40        $23.04        $16.22        $14.29        $10.71
                                         ======        ======        ======        ======        ======        ======
Total return(c) ...................       4.06%        (1.09)%       46.14%        17.75%        34.70%        11.02%
                                         ======        ======        ======        ======        ======        ======
Ratios/Supplemental Data:
Net assets, end of period
  (in 000's) ......................  $1,136,336    $1,078,214    $1,011,238      $342,467      $201,599       $58,856
Ratio of operating expenses to
  average net assets(d) ...........       1.37%(e)      1.39%         1.39%         1.39%         1.39%         1.74%
Ratio of net investment income
  to average net  assets ..........       1.55%(e)      0.55%         0.69%         0.92%         1.13%         1.25%
Portfolio turnover rate ...........          7%           16%            6%           16%            9%            4%
------------
(a) Per share amounts have been calculated using the monthly average share method, which more appropriately presents the per share data for the period since the use of the undistributed income method does not accord with results of operations.
(b) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 were $0.12, $0.11,
    $0.12 and $0.11, respectively.
(c) Total return represents aggregate total return for the periods indicated.
(d) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the years ended March 31, 1999, 1998, 1997, 1996 and 1995 were 1.40%, 1.41%, 1.52%, 1.61% and 1.94%, respectively.
(e) Annualized.

                                          SEE NOTES TO FINANCIAL STATEMENTS

TWEEDY, BROWNE AMERICAN VALUE FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

1.  SIGNIFICANT ACCOUNTING POLICIES

    Tweedy, Browne American Value Fund (the "Fund") is a diversified series of Tweedy, Browne Fund Inc. (the "Company"). The Company is an open-end management investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The Company was organized as a Maryland corporation on January 28, 1993. The Fund commenced operations on December 8, 1993. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

    PORTFOLIO VALUATION Generally, the Fund's investments are valued at market value or, in the absence of market value, by the Investment Adviser or, at fair value as determined by or under the direction of the Company's Board of Directors. Portfolio securities and other assets, listed on a U.S. national securities exchange or through any system providing for same day publication of actual prices (and not subject to restrictions against sale by the Fund on such exchange or system) are valued at the last quoted sale price prior to the close of regular trading. Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available before the time when assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Investment Adviser determines that the last sale price prior to valuation does not reflect current market value, the Investment Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Investment Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Investment Adviser or at fair value as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e. pricing services or dealer quotations) by the Investment Adviser.

    REPURCHASE AGREEMENTS The Fund engages in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Company's Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    FOREIGN CURRENCY The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the unrealized appreciation (depreciation) of currencies and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investments, securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in the exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    FORWARD EXCHANGE CONTRACTS The Fund has entered into forward exchange contracts for non-trading purposes in order to reduce its exposure to fluctuations in foreign currency exchange on its portfolio holdings. Forward exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time that it was opened and the value of the contract at the time that it was closed.

    The use of forward exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Dividend income and interest income may be subject to foreign withholding taxes. The Fund's custodian applies for refunds where available. If the Fund meets the requirements of Section 853 of the Internal Revenue Code of 1986, as amended, the Fund may elect to pass through to its shareholders credits for foreign taxes paid.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends from net investment income, if any, and distributions from realized capital gains after utilization of capital loss carryforwards, if any, will be declared and paid annually. Additional distributions of net investment income and capital gains from the Fund may be made at the discretion of the Board of Directors in order to avoid the application of a 4% non-deductible Federal excise tax on certain undistributed amounts of ordinary income and capital gains. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

    FEDERAL INCOME TAXES The Fund intends to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

    EXPENSES Expenses directly attributable to each Fund as a diversified series of the Company are charged to that Fund. Other expenses of the Company are allocated to each Fund based on the average net assets of each Fund.

2.  INVESTMENT ADVISORY FEE, OTHER RELATED PARTY TRANSACTIONS AND
    ADMINISTRATION FEE

    The Company, on behalf of the Fund, has entered into an investment advisory agreement (the "Advisory Agreement") with Tweedy, Browne Company LLC ("Tweedy, Browne"). Under the Advisory Agreement, the Company pays Tweedy, Browne a fee at the annual rate of 1.25% of the value of its average daily net assets. The fee is payable monthly, provided the Fund will make such interim payments as may be requested by the Investment Adviser not to exceed 75% of the amount of the fee then accrued on the books of the Fund and unpaid. From time to time, Tweedy, Browne may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1999, Tweedy, Browne did not waive any fees.

    The current members and retired general partners and their families, as well as employees, of Tweedy, Browne, the Investment Adviser to the Fund, have approximately $31.6 million of their own money invested in the Fund.

    The Company, on behalf of the Fund, has entered into an administration agreement (the "Administration Agreement") with First Data Investor Services Group, Inc. (the "Administrator"), a wholly owned subsidiary of First Data Corporation. Under the Administration Agreement, the Company pays the Administrator an administrative fee and a fund accounting fee computed daily and payable monthly at the following annual rates of the value of the average daily net assets of the Fund:

                                                                       FEES ON ASSETS
                                                 -------------------------------------------------------
                                                                          BETWEEN
                                                                        $500 MILLION
                                                       UP TO                AND              EXCEEDING
                                                    $500 MILLION         $1 BILLION          $1 BILLION
--------------------------------------------------------------------------------------------------------
Administration Fees                                    0.06%               0.04%               0.02%
--------------------------------------------------------------------------------------------------------
                                                       UP TO             EXCEEDING
                                                    $100 MILLION        $100 MILLION
--------------------------------------------------------------------------------------------------------
Accounting Fees                                        0.03%               0.01%
--------------------------------------------------------------------------------------------------------

    Under the terms of the Administration Agreement, the Company will pay for fund administration services a minimum fee of $40,000 per annum, not to be aggregated with fees for fund accounting services. The Company will pay for a minimum monthly fee of $3,000 for fund accounting services for the Fund, not to be aggregated with fees for fund administration services.

    No officer, director or employee of Tweedy, Browne, the Administrator or any parent or subsidiary of those corporations receives any compensation from the Company for serving as a director or officer of the Company. The Fund pays each director who is not an officer, director or employee of Tweedy, Browne, the Administrator or any of their affiliates $8,000 per annum plus $500 per Regular or Special Board Meeting attended in person or by telephone, plus out-of-pocket expenses.

    Boston Safe Deposit and Trust Company ("Boston Safe"), an indirect wholly owned subsidiary of Mellon Trust, serves as the Fund's custodian pursuant to a custody agreement (the "Custody Agreement"). From time to time, Boston Safe may voluntarily waive a portion of its fee otherwise payable to it. For the six months ended September 30, 1999, Boston Safe did not waive any custody fees. First Data Investor Services Group, Inc. serves as the Fund's transfer agent. Tweedy, Browne also serves as the distributor to the Fund and pays all distribution fees. No distribution fees are paid by the Fund.

3.  SECURITIES TRANSACTIONS

    Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, for the six months ended September 30, 1999, aggregated $114,404,744 and $73,017,207, respectively.

    At September 30, 1999, the aggregate gross unrealized appreciation for all securities, in which there was an excess of value over tax cost, was $293,297,126 and the aggregate gross unrealized depreciation for all securities, in which there was an excess of tax cost over value, was $64,979,727.

4.  CAPITAL STOCK

    The Company is authorized to issue one billion shares of $0.0001 par value capital stock, of which 400,000,000 of the unissued shares have been designated as shares of the Fund. Changes in shares outstanding for the Fund were as follows:

                                   ------------------------------------------------------------------------
                                        SIX MONTHS ENDED 9/30/99                 YEAR ENDED 3/31/99
                                   ------------------------------------------------------------------------
                                       SHARES             AMOUNT             SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------
Sold                                    9,184,032        $221,045,065        24,992,421        $560,483,799
Reinvested                                  --                 --               771,582          17,467,680
Redeemed                               (8,578,362)       (205,969,794)      (21,518,449)       (473,625,564)
-----------------------------------------------------------------------------------------------------------
Net Increase                              605,670       $  15,075,271         4,245,554      $  104,325,915
-----------------------------------------------------------------------------------------------------------

5.  LINE OF CREDIT

    The Company and Mellon Trust, N.A. (the "Bank") entered into a Line of Credit Agreement (the "Agreement") which, as amended effective September 29, 1999, provides the Company, on behalf of the Fund and the Tweedy, Browne Global Value Fund, with a $100 million line of credit (the "Commitment") primarily for temporary or emergency purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. As a temporary measure, the Commitment has been increased to $300 million for the period December 1, 1999 through January 31, 2000. The Fund may borrow up to one-third of its net assets; provided, however, that the total Commitment available to the Fund is $100 million which amount may be reduced by borrowings of the Tweedy, Browne Global Value Fund. Interest is payable at the Bank's money market rate plus 0.75% on an annualized basis. Under the Agreement, the Company pays a facility fee equal to 0.10% annually of the unutilized Commitment and, during the period December 1, 1999 through January 31, 2000, a facility fee equal to 0.11% annually of the unutilized increase in the Commitment. The Agreement requires, among other provisions, the Fund to maintain a ratio of net assets (not including funds borrowed pursuant to the Agreement) to aggregated amount of indebtedness pursuant to the Agreement of no less than three to one. For the period April 1, 1999 through September 30, 1999, the Company did not borrow, on behalf of the Fund, under the Agreement.

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                            TWEEDY, BROWNE FUND INC.
                         350 Park Avenue, NY, NY 10022
                                  800-432-4789